UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

INGEVITY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

March 15, 2017
To our Stockholders:
It is our pleasure to invite you to attend our first annual meeting of stockholders, which is to be held on April 27, 2017 at The Daniel Island Club, 600 Island Park Drive, Charleston, South Carolina. The meeting will begin at 9:30 a.m., local time. The following Notice of the 2017 Annual Meeting of Stockholders outlines the business to be conducted at the meeting.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope so that your shares are represented. Your vote will mean that you are represented at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.
Best regards,
D. Michael Wilson
Chief Executive Officer & President

Notice of Annual Meeting of Stockholders
TIME: 9:30 a.m., Eastern Daylight Time, on Thursday, April 27, 2017
PLACE: The Daniel Island Club, 600 Island Park Dr., Charleston, SC
You are invited to the Annual Meeting of Stockholders of Ingevity Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:
1.
Elect the two director nominees named in the proxy statement, each for a two-year term or until his successor is duly elected and qualified;

2.
Adopt the 2017 Ingevity Corporation Employee Stock Purchase Plan;

3.
Approve the material terms for qualified performance-based compensation for Section 162(m) Internal Revenue Code purposes under the Ingevity Corporation 2016 Omnibus Incentive Plan;

4.
Approve on an advisory basis (non-binding) the compensation paid to our named executive officers (Say-on-Pay);

5.
Approve on an advisory basis (non-binding) the frequency of advisory votes to approve named executive officer compensation (Say-on-Frequency);

6.
Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

7.
Transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Holders of record of Ingevity’s Common Stock as of the close of business on March 7, 2017 are entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.
Your vote is very important. After reading the Proxy Statement, please submit your proxy as soon as possible by the Internet, telephone, or mail. Submitting your proxy by one of these methods will ensure your representation at the Annual Meeting regardless of whether you attend the meeting in person.
By Order of the Board of Directors
Katherine Pryor Burgeson, Secretary
DATE MATERIALS FIRST MADE AVAILABLE: March 15, 2017
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 27, 2017: Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at http://ir.ingevity.com/ under the Financial Information tab.

INGEVITY CORPORATION
5255 VIRGINIA AVE
N. CHARLESTON, SOUTH CAROLINA 29406
PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2017
TABLE OF CONTENTS:
Proposal No. 3 — Approval of the Material Terms for Qualified Performance-Based Compensation for Section 162(m) of the Internal Revenue Code Purposes under the Ingevity Corporation 2016 Omnibus Incentive Plan	41
Proposal No. 4 — Advisory Vote to Approve Executive Compensation (Say-on-Pay)	48
Proposal No. 5 — Advisory Vote on the Frequency of Approval of the Compensation of the Named Executive Officers (Say-on-Frequency)	49
Proposal No. 6 — Ratify Appointment of Independent Registered Public Accounting Firm	49
Questions and Answers Regarding Stockholder Communications, Stockholder Proposals and Company Documents	51
Appendix A — NON-gaap financial measures	A-1
Appendix B — ingevity employee stock purchase plan	B-1
Appendix C — ingevity 2016 omnibus incentive plan	C-1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, PROXY SOLICITATION AND VOTING INFORMATION
Why did I receive these materials?

You received these materials (the “Proxy Materials”) because you owned shares of common stock (the “Common Stock”) of Ingevity Corporation, a Delaware corporation (“Ingevity,” the “Company,” “we,” “us,” and “our”), as of the close of business on March 7, 2017 (the “Record Date”) and are therefore entitled to vote at Ingevity’s annual meeting of stockholders to be held on April 27, 2017 (the “Annual Meeting”).

What is included in the Proxy Materials?

The Proxy Materials you received include the Notice of the Annual Meeting, our proxy statement for the Annual Meeting (the “Proxy Statement”), a proxy card and our 2016 annual report to stockholders (the “Annual Report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2016. These materials provide you with important information about us, the Annual Meeting and the proposals to be voted on at the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the shares of Common Stock you owned as of the Record Date. The person you designate to vote your shares is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.
The proxy card included with these materials is solicited by our Board of Directors (the “Board”) for the Annual Meeting.
If you are a stockholder of record, by signing and returning the enclosed proxy card you will be designating Katherine P. Burgeson and Ryan C. Fisher to vote your shares of Common Stock at the Annual Meeting in the manner indicated. As a stockholder of record, you may also designate your proxies and direct your votes for the Annual Meeting over the internet, by phone or in person at the Annual Meeting, as described below.

How do I vote?

Your voting method depends on whether you are a stockholder of record or a beneficial owner.
Stockholder of Record. If you are a stockholder of record, you may vote using one of the following methods:
•
Over the Internet.

•
By telephone.

•
By mail by completing, signing and returning the enclosed proxy card.

•
By attending the Annual Meeting and voting in person.

We encourage you to vote over the Internet. Instructions for voting by proxy over the Internet, by telephone or by mail are set forth on the enclosed proxy card. Please follow the directions on the proxy card carefully. Even if you plan to attend the Annual Meeting in person, we encourage you to vote your shares ahead of time by proxy.
Beneficial Owner. If you are a beneficial owner, you may vote by following the instructions on the voting instruction form or notice provided to you by the bank or broker that holds your shares.

May I revoke my proxy and change my vote?

If you are a stockholder of record, you may revoke your proxy and change your vote before the polls close at the Annual Meeting by doing one of the following:
•
Voting again by telephone or over the Internet prior to 11:59 p.m., Eastern Daylight Time, on April 26, 2017.

•
Giving written notice to the Corporate Secretary of the Company.

•
Delivering a later-dated proxy to the Company.

•
Voting in person at the Annual Meeting.

If you are a beneficial owner, please check your voting instruction form or contact the bank or broker that holds your shares for instructions on how to revoke or change your voting instruction.

INGEVITY – 2017 Proxy Statement − 1

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered in your name on the books and records of our transfer agent, you are a “stockholder of record.” We therefore sent the Proxy Materials directly to you.
If your shares are held for you in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner” of your shares and the broker or bank is considered to be the stockholder of record.
If you are a beneficial owner, the Proxy Materials have been forwarded to you by the broker or bank that holds your shares and, as the beneficial owner, you have the right to direct your broker or bank on how to vote your shares by using the voting instruction form or notice provided to you with the Proxy Materials.

Who is entitled to vote at the Annual Meeting?

All Ingevity stockholders who owned Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting.
How many votes are entitled to be cast at the Annual Meeting?

Each Ingevity stockholder is entitled to one vote for each share of Common Stock owned as of the Record Date. There were 42,141,134 shares of Common Stock outstanding on the Record Date. There is no cumulative voting.
When and where is the Annual Meeting, and who may attend?

The Annual Meeting will be held on April 27, 2017 at 9:30 a.m., Eastern Daylight Time, at The Daniel Island Club, 600 Island Park Dr., Charleston, South Carolina. The meeting room will open at 9:00 a.m. and registration will begin at that time. Stockholders who are entitled to vote, and our invited quests, may attend the Annual Meeting.

What do I need to bring to attend the Annual Meeting?

What you need in order to attend the Annual Meeting depends upon whether you are a stockholder of record or beneficial owner.
Stockholders of Record. If you are a stockholder of record and plan to attend the Annual Meeting, please bring a copy of your admission ticket included on your proxy card and photo identification. Stockholders of record who do not present a copy of his or her admission ticket will be admitted only upon verification of ownership at the admission counter. Once admitted to the Annual Meeting, stockholders of record may vote their shares in person by completing the ballot made available at the meeting.
Beneficial Owner. If you are a beneficial owner and plan to attend the Annual Meeting, you must present proof of your ownership of shares of Common Stock as of the Record Date, such as a bank or brokerage account statement, and photo identification. If you wish to vote at the Annual Meeting, you must also bring a legal proxy provided by the bank or broker that holds your shares.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, a majority of the shares outstanding as of the Record Date, or 21,070,568 shares, must be present in person or by proxy. This is referred to as a quorum. If a share is represented for any matter at the Annual Meeting, it is deemed to be present for quorum purposes. Abstentions and shares held of record by a bank or broker or its nominee (“Broker Shares”) that are voted on any matter are included in determining the number of shares present at the Annual Meeting. However, Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at such meeting.

2 − INGEVITY – 2017 Proxy Statement

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting, along with any other business properly presented at the meeting:
•
Proposal No. 1 — Election of the two director nominees named in this Proxy Statement.

•
Proposal No. 2 — Adopt the 2017 Ingevity Corporation Employee Stock Purchase Plan (the “ESPP”).

•
Proposal No. 3 — Approve the material terms for qualified performance-based compensation for Section 162(m) of the Internal Revenue Code purposes under the Ingevity Corporation 2016 Omnibus Incentive Plan (the “Omnibus Plan”).

•
Proposal No. 4 — Approval, on an advisory (non-binding) basis, of the compensation paid to Ingevity’s named executive officers (“Say-on-Pay”).

•
Proposal No. 5 — Selection, on an advisory (non-binding) basis, of the frequency of future Say-on-Pay votes (“Say-on-Frequency”).

•
Proposal No. 6 — Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2017.

The Board recommends that you vote “FOR” both director nominees named in this Proxy Statement, “FOR” Proposals 2, 3, 4 and 6 and for “ONE YEAR” on Proposal 5.

How many votes are needed to approve each proposal?

Proposal No. 1: To be elected as a director, each nominee will need to receive a majority of the votes cast, which means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” the director nominee. Any director nominee who is not elected shall offer to tender his or her resignation to the Chairman of the Board and the Nominating and Governance Committee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.
Proposal No. 2: An affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of the adoption of the ESPP. Abstentions will have the same effect as voting against this proposal because they are considered present and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 3: An affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the material terms for qualified performance-based compensation for Section 162(m) of the Internal Revenue Code purposes under the Omnibus Plan. Abstentions will have the same effect as voting against this proposal because they are considered present and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 4: An affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve, on an advisory basis, the compensation paid to Ingevity’s named executive officers. Abstentions will have the same effect as voting against this proposal because they are considered present and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 5: For the Say on Frequency proposal, the option (one, two or three years) that receives an affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be adopted for state law purposes. However, in the absence of a majority vote for one of these frequency options, the Company will consider stockholders to have expressed a non-binding preference for the frequency option that receives the most favorable votes. Abstentions will have the same effect as voting against this proposal because they are considered present and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 6: An affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2017. Abstentions will have the same effect as voting against this proposal because they are considered present and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

INGEVITY – 2017 Proxy Statement − 3

What is discretionary voting by brokers and what is a broker non-vote?

If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted on certain matters even if you do not provide voting instructions. Brokerage firms have the discretionary authority under the New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on “routine” matters. The ratification of the appointment of PricewaterhouseCoopers LLP is considered a routine matter. The election of directors, the approval of the ESPP, the approval of the Omnibus Plan, the advisory approval of the Say-on-Pay proposal and the advisory selection for the Say-on-Frequency proposal are not considered routine. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote.

What if I do not specify a choice for a matter when returning a proxy?

Proxies signed and returned by stockholders of record that do not contain voting instructions will be voted:
•
“FOR” the election of each of the director nominees named in this proxy statement,

•
“FOR” the approval of the adoption of the ESPP,

•
“FOR” the approval of the material terms for qualified performance-based compensation for Section 162(m) of the Internal Revenue Code purposes under the Omnibus Plan,

•
“FOR” the approval of the advisory Say-on-Pay proposal,

•
“ONE YEAR” for the advisory Say-on-Frequency proposal,

•
“FOR” the ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and

•
in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Will there be any other matters of business addressed at the Annual Meeting?

As of the date of this Proxy Statement, we are not aware of any other matter that will be properly brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.

Who bears the expenses of solicitation?

We will bear the cost of solicitation of proxies by the Board in connection with the Annual Meeting. We will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or other means of communication by our officers and other employees. These people will receive no additional compensation for these services, but will be reimbursed for any expenses incurred by them in connection with these services.
4 − INGEVITY – 2017 Proxy Statement

What is Ingevity’s principal executive office address?

The address of Ingevity’s principal executive offices is: 5255 Virginia Ave, N. Charleston, South Carolina 29406.
What is “householding” and how does it affect me?

Householding refers to a procedure allowed by the SEC to reduce the number of copies of proxy materials mailed to one address. Under this procedure, we will deliver one set of printed Proxy Materials to stockholders of record residing at the same address, unless we receive instructions from such stockholders to the contrary. If you reside at the same address as other stockholders of record and would like to receive a separate set of Proxy Materials, please contact us at 1-844-643-8489 (1-84-INGEVITY) or at Ingevity
Corporation, 5255 Virginia Ave, N. Charleston, SC 29406, Attn: Katherine P. Burgeson, Secretary, and we will promptly deliver a separate set to you. If you and other stockholders of record residing at the same address received multiple sets of the Proxy Materials and would like to receive a single set in the future, please contact us as described above. Beneficial owners with questions about combined mailings should contact the bank or broker holding their shares.

INGEVITY – 2017 Proxy Statement − 5

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Ingevity’s Board currently consists of seven members. Pursuant to our certificate of incorporation, until 2019, our Board will be divided into three classes with staggered terms. Class I is comprised of two directors, Class II is comprised of two directors and Class III is comprised of three directors. The directors designated as Class I directors have terms expiring at the Annual Meeting. The directors designated as Class II directors have terms that will expire at the 2018 annual meeting of stockholders (the “2018 Annual Meeting”), and the directors designated as Class III directors have terms that will expire at the 2019 annual meeting of stockholders (the “2019 Annual Meeting”).
Commencing with this Annual Meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the 2019 Annual Meeting. Beginning at the 2019 Annual Meeting, all of our directors will stand for election each year for annual terms, and our Board will therefore no longer be divided into three classes.
At any meeting of stockholders for the election of directors at which a quorum is present, the election will be determined by a majority of the votes cast by the stockholders entitled to vote in the election, except that in the case of a contested election, the election will be determined by a plurality of the votes cast by the stockholders entitled to vote in the election.
The Board has nominated Richard B. Kelson and D. Michael Wilson for election as Class I directors. Both of the nominees are current members of the Board. Mr. Wilson currently serves as our CEO and Mr. Kelson serves as Chairman of our Board.
The Nominating and Governance Committee (the “Governance Committee”) recommended both Mr. Kelson and
Mr. Wilson for nomination. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each such nominee can make a significant contribution to the Board and should serve as a director of the Company.
Any director who is not elected shall offer to tender his or her resignation to the Chairman of the Board and the Governance Committee. The Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following the stockholders’ meeting at which the election occurred. The Governance Committee, in making its recommendation, and the Board, in making its decision, may consider all the information, factors and alternatives it considers appropriate. Any director who offers his or her resignation pursuant to this provision may not participate in the Governance Committee deliberations and recommendation or in the Board’s decision whether to accept or reject the resignation offer.
The information below provides biographical information about each continuing director and each nominee for director, including information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination that the person should serve as a director of the Company. All of the preceding seven persons currently serve as directors of Ingevity since the Company became public on May 15, 2016.

The Board recommends a vote “FOR” each of Richard B. Kelson and D. Michael Wilson to the Board, each to serve for a two-year term or until his successor is duly elected and qualified.
Current Director Nominees
Richard B. Kelson (age 70). Mr. Kelson is currently the Chairman of our Board. He is also the Chairman, President, and CEO of ServCo LLC, where he has served in that capacity since July 2009. Mr. Kelson also served as Alcoa Inc.’s Executive Vice President and CFO for nearly a decade, retiring in 2006 as Chairman’s Counsel. Prior to that, he was Alcoa, Inc.’s Executive Vice President — Environment, Health and Safety and General Counsel, and a member of the Executive Counsel, the senior leadership group that provides strategic direction for the company. He also served as an Operating Advisor with Pegasus Capital Advisors, L.P., a private equity fund manager. Mr. Kelson served as a member of the Board of Directors of MeadWestvaco Corporation, and its predecessor, Westvaco Corporation, from 2001 to 2015, and has served as a member of the Board of Directors of PNC Financial Services Group, Inc. since 2002, Anadigics, Inc. from February 2015 to March 2016, and Commercial Metals Company since 2010, where he is lead director. Mr. Kelson has served as a director of Evocative Design LLC, a privately held company, since 2011, and has also served as a director of Shale-Inland Holdings, LLC (d/b/a FloWorks International, LLC), a privately held company, since 2012. He served as a Director of Lighting Science Group Corporation. Mr. Kelson has also served on various non-profit boards. Mr. Kelson’s qualifications to serve as a director include substantial experience in the areas of finance, safety and environment, and law, which he gained during his service as an executive officer of a major publicly traded global company. Mr. Kelson also brings to the board legal expertise, having served as general counsel for Alcoa, Inc. In addition, Mr. Kelson brings additional public company board experience and leadership to our Board.
D. Michael Wilson (age 54). Mr. Wilson serves as President and Chief Executive Officer of Ingevity. Mr. Wilson came to Ingevity from Albemarle Corporation, where he served as Executive Vice President of Albemarle and President of Albemarle’s Performance Chemicals business in 2015. Mr. Wilson served as President of Albemarle’s Catalyst

6 − INGEVITY – 2017 Proxy Statement

Solutions business from September 2013 through 2014 and held a variety of business unit leadership roles at FMC Corporation over the course of more than fifteen years, including group head of Industrial Chemicals from 2003 to 2010, and President of the Specialty Chemicals group from 2011 to 2013. Prior to FMC Corporation, Mr. Wilson served various roles at Wausau Papers and Rexam. He holds a Bachelor of Science degree in chemistry from the University of North Carolina and a Master of Business Administration
from the Kenan-Flagler Business School at the University of North Carolina. Mr. Wilson’s qualifications to serve as director include his significant industry experience, as he has worked in the chemicals industry for more than fifteen years. Furthermore, through his prior service as an executive officer for various companies, he has a track record of achieving growth through strategic positioning and mergers and acquisitions.

Continuing Directors with Terms Expiring in 2018
J. Michael Fitzpatrick (age 70). Dr. Fitzpatrick is a member of the Board of Directors of McCormick & Company, a manufacturer of spices, herbs and flavorings, and serves on its Audit Committee. Dr. Fitzpatrick has served as a director since November 2001. He also has served as Chairman of the Board of Directors of Aurora Plastics, Inc., a privately held company, since August 2016. Dr. Fitzpatrick previously served as a director of NOVOLEX, a privately held company, from 2013 to 2016. Dr. Fitzpatrick has been an Executive Advisor Partner at Wind Point Partners since March 2005, and was Chairman and Chief Executive Officer of Citadel Plastics Holdings, Inc., a plastics manufacturer, from March 2007 to 2012. Previously, Dr. Fitzpatrick spent thirty years with Rohm & Haas Company, serving most recently as President and COO. Dr. Fitzpatrick served on the Board of Directors of Carpenter Technology Corporation, and on the Board of Directors of SPX Corporation. Dr. Fitzpatrick serves on various non-profit boards. Dr. Fitzpatrick’s qualifications to serve as director include senior executive experience at a publicly traded multinational company, general management experience in international operations, a high level of financial literacy, and extensive experience in mergers and acquisitions.
Frederick J. Lynch (age 52). Mr. Lynch has served as President of Masonite International Corporation, a global manufacturer of interior doors and entry door systems, since July 2006 and Chief Executive Officer since May 2007. He has served on the Masonite International Corporation Board of Directors since June 2009. Masonite filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code on March 16, 2009 and emerged from reorganization proceedings on June 9, 2009. Mr. Lynch joined Masonite from Alpharma Inc., where he served as President of the human generics division and Senior Vice President of global supply chain. Prior to joining Alpharma, Mr. Lynch spent nearly 18 years at Honeywell International Inc., most recently as Vice President and General Manager of its specialty chemical business. Mr. Lynch serves on various non-profit boards. Mr. Lynch’s qualifications to serve as a director include his extensive global operating experience in midsize to Fortune 100 multinational manufacturing corporations, which has provided him with a deep knowledge of international business and strategic planning.

Continuing Directors with Terms Expiring in 2019
Jean S. Blackwell (age 62). Ms. Blackwell has served as a member of the Board of Directors, a member of the Audit Committee, and the Chair of the Nominating and Governance Committee of Celanese Corporation, a global technology and specialty materials company, since March 2014. She has also served as a member of the Board of Directors of Essendant Inc. (formerly United Stationers Inc.), a leading national wholesale distributor of business products, since May 2007. She is currently Chair of the Governance Committee and a member of the Finance Committee at Essendant. She previously served as a member of the Board of Directors and Chair of the Audit Committee of Phoenix Companies, Inc., a life insurance company. Ms. Blackwell served as CEO of Cummins Foundation and Executive Vice President of Corporate Responsibility of Cummins Inc. from March 2008 until her retirement in March 2013. At Cummins she previously served as Executive Vice President and CFO, Vice President, Cummins Business Services, Vice President, Human Resources, and Vice President and General Counsel. Prior to joining Cummins, Ms. Blackwell served as the Budget Director for the State of Indiana, and as the Executive Director of the Indiana State Lottery Commission. Prior to her service on the State Lottery Commission, Ms. Blackwell was a partner at Bose McKinney & Evans LLP, where she practiced in the area of financial and real estate transactions. Ms. Blackwell has served, and continues to serve, on various non-profit boards. Ms. Blackwell’s qualifications to serve as director include her in-depth knowledge of the business operations of a publicly traded company and a strong financial acumen from her senior management experience with various companies, including prior directorships at several public companies. She has a thorough understanding of public company financial reporting and is well versed in internal controls.
Luis Fernandez-Moreno (age 54). Mr. Fernandez-Moreno served as Senior Vice President of Ashland Inc., a specialty chemical company, from October 2013 and President of its Chemicals Group from April 2015 through February 2017. He previously served as President of Ashland Specialty Ingredients from October 2013 until April 2015. From November 2012 to October 2013, he was President of Ashland Water Technologies. Mr. Fernandez-Moreno served as Executive Vice President of HTH Water Products & Wood Protection for Arch Chemicals, Inc., from September 2010 until October 2011. Prior to joining Arch Chemicals,

INGEVITY – 2017 Proxy Statement − 7

Mr. Fernandez-Moreno spent approximately 25 years at Rohm & Haas Company until it was acquired by Dow Chemical Company, after which he managed the newly-formed Dow Coatings Materials business until August 2010. Mr. Fernandez-Moreno’s qualifications to serve as director include his extensive experience in the chemicals industry, specifically his service as an executive officer of Ashland Inc., as well as his background in the development and implementation of merger and acquisitions plans, including successful acquisitions, joint ventures, and divestitures.
Daniel F. Sansone (age 64). Mr. Sansone has served as a member of the Board of Directors, a member of the Audit Committee, and Chairperson of the Compensation Committee of AdvanSix Inc. since September 2016. He also served as Executive Vice President of Strategy at Vulcan Materials Company from January 2014 to December 2014. Vulcan, an S&P 500 company, is the largest U.S. producer of construction aggregates and a major producer of ready-mixed concrete, asphalt mix and cement. At Vulcan he served as Executive Vice President and CFO from February 2010 to January 2014. Mr. Sansone had previously served at Vulcan as Senior Vice President and CFO. He previously was President of Vulcan’s Southern and Gulf Coast Division. Mr. Sansone serves on various non-profit boards. Mr. Sansone’s qualifications to serve as a director include his 40 years of general management and financial experience both as an executive officer and board member of public companies.

8 − INGEVITY – 2017 Proxy Statement

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Company is managed under the direction of our Board, which has adopted a set of Corporate Governance Guidelines (the “Governance Guidelines”) to set forth certain corporate governance practices. The Governance Committee is responsible for reviewing periodically the Governance
Guidelines and making recommendations on governance issues that should be addressed by the Board. The Governance Guidelines are available on our website at http://ir.ingevity.com/governance/documents.

Director Independence
Our Board annually conducts an assessment of the independence of each director in accordance with our Governance Guidelines, applicable rules and regulations of the SEC, and the general listing standards of the NYSE. The Board assesses each director’s independence by reviewing any potential conflicts of interest and significant outside relationships. In determining each director’s independence, the Board broadly considers all relevant facts and circumstances, including specific criteria included in the NYSE’s general listing standards. For these purposes, the NYSE requires the Board to consider certain relationships that existed during a three-year look-back period. The Board considers the materiality and importance of such relationships not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. An independent director is a director that our Board affirmatively determines has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).
Upon the recommendation of our Governance Committee, the Board has affirmatively determined that, with the exception of Mr. Wilson, Ingevity’s Chief Executive Officer, each of the remaining directors — Ms. Blackwell, and Messrs. Kelson, Fernandez-Moreno, Fitzpatrick, Lynch, and Sansone, is independent.

Board Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring board approval, and may hold special meetings between scheduled board meetings when appropriate. Following the legal separation of Ingevity from Westrock Company (“Westrock”) into a newly formed, independent, publicly traded company on May 15,
2016 (the “Separation”), the Board met four times during fiscal year 2016. All directors attended 75% or more of these meetings and the meetings of all committees of the Board on which they served that were held during fiscal year 2016 since the Separation and during the periods in which they were directors or served on such committees.

Executive Sessions of Non-Management Directors
Our Governance Guidelines require that the non-management members of our Board meet in executive session without management participation at each regularly scheduled Board meeting. These meetings are chaired by the
Chairman of the Board. Our Governance Guidelines also require that the independent members of our Board meet in executive session at least once a year.

Director Attendance at Annual Meetings
Directors are invited and encouraged to attend the Company’s Annual Meeting.
Board Leadership Structure
Our Board has determined that having an independent director serve as the Chairman of the Board is currently the best leadership structure for the Company. Separating the positions of Chairman and CEO allows the CEO to focus on executing the Company’s strategic plan and managing the Company’s operations and performance and permits improved communications and relations between the Board, the CEO and other senior leaders of the Company. Our Board

INGEVITY – 2017 Proxy Statement − 9

regularly reviews the Company’s Board leadership structure, how the structure is functioning and whether the structure continues to be in the best interest of our stockholders.

Codes of Business Conduct and Ethics
To avoid the risk of loss from unethical or illegal conduct, the Company maintains three codes of business conduct and ethics (collectively, the “Codes of Ethics”) to focus the Board and management on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help to foster a culture of honesty and accountability. The Codes of Ethics include:
•
Code of Ethical Conduct for CEO and Senior Financial Officers, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, as well as any other senior financial officers who may be designated from time to time by the CEO,

•
Code of Business Conduct and Ethics for the Board of Directors, which applies to the Company’s directors, and

•
Employee Code of Conduct and Ethics, which applies to all employees.

Each of the Codes is available for review on our website at http://ir.ingevity.com/governance/codes-of-conduct. This website is also where we will disclose, to the extent and in the manner permitted by Item 5.05 of Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the nature of any amendment to the Codes of Ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Codes of Ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of the Codes of Ethics that has been made known to any of our executive officers.
Any waiver of the Codes of Ethics for executive officers or directors will be made only by the Board or its Governance Committee. In support of the Codes of Ethics, we have provided employees with a number of avenues for the reporting of ethics violations or similar concerns, including an anonymous telephone hotline.

Board’s Role in Risk Oversight
Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other senior management at regular Board meetings to discuss strategy and risks facing the Company. Periodically, senior management delivers presentations to our Board or a Board committee regarding strategic matters and matters involving material risk. Our Board also holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.
While our Board is ultimately responsible for risk oversight, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of disclosure controls and procedures, information technology and cyber security risk and legal and regulatory compliance. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, corporate governance and succession planning for our directors. While Board committees are responsible for assisting the Board in evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through management and committee reports about such risks and steps taken to manage and mitigate them.

Interested Party Communications with the Board
Interested parties, including stockholders, may communicate by mail with all or selected members of the Board. Correspondence should be addressed to the Board or any individual director(s) or group or committee of directors either by name or title (for example, “Chairman of the Board,” “Chair of the Nominating and Governance Committee” or “All Non-Management Directors”). All correspondence should be sent via U.S. Mail to: Ingevity Corporation, 5255 Virginia Ave,
N. Charleston, SC 29406, Attn: Katherine P. Burgeson, Secretary, or by Email to: corporatesecretary@ingevity.com. In general, any communication delivered to the Company for forwarding to the Board, a Board committee, a particular group of directors or specified Board members will be forwarded in accordance with the stockholder’s instruction, except that we reserve the right not to forward any abusive, threatening or otherwise inappropriate materials.

10 − INGEVITY – 2017 Proxy Statement

Committees of our Board
The Board has three standing committees which met during fiscal year 2016: the Audit Committee, the Governance Committee, and the Compensation Committee. Each of these committees is composed entirely of directors who have been determined by the Board to be independent under current NYSE standards. Each committee operates under a charter approved by the Board setting out the purposes and responsibilities of the committee. The committees and the Board periodically review and, as appropriate, revise the committees’ charters to reflect, among other things, changing regulatory developments and changes in the responsibilities of the committees. All committee charters are available for review on our website under the Corporate Governance tab at http://ir.ingevity.com. The Board has also established an Executive Committee which is authorized to exercise the powers of the Board between Board meetings but did not meet during the past fiscal year.

Executive Committee
Ms. Blackwell and Messrs. Kelson, Fitzpatrick and Lynch are the current members of our Executive Committee, and Mr. Kelson is Chair of the committee.
The Executive Committee is authorized to exercise the authority of the full Board in managing the business and affairs of the Company. However, the Executive Committee does not have the power to do any of the following:
(1) approve or adopt or recommend to the stockholders any action or matter (other than the election or removal of directors) that Delaware law requires to be approved by stockholders; or (2) adopt, amend or repeal our bylaws.
Ingevity’s Executive Committee held no meetings during fiscal 2016.

Audit Committee
Ms. Blackwell and Messrs. Fernandez-Moreno, Fitzpatrick and Sansone are the current members of our Audit Committee, and Ms. Blackwell is Chair of the Audit Committee.
The Board has determined that each of Ms. Blackwell and Mr. Sansone is an “audit committee financial expert” as that term is defined under SEC rules. The Board has also determined that all Audit Committee members are financially literate, as that qualification is interpreted by the Board in its business judgment, in compliance with the NYSE listing standards requirements for Audit Committee members. The Board has also determined that all members of the Audit Committee are independent in accordance with the heightened independence standards established by the Exchange Act and adopted by the NYSE for audit committee members.
The Audit Committee assists our Board in fulfilling its responsibilities with respect to the oversight of: (1) the integrity of our financial statements; (2) our system of internal control over financial reporting; (3) the performance of our internal audit function; (4) the independence, qualifications and performance of our independent auditor; (5) our risk review and system of compliance with legal and regulatory requirements; and (6) our financial management and resources. Among other things, the Audit Committee, under its charter, directly appoints, compensates, retains and oversees the work of our independent auditor, which reports directly to the Audit Committee. The other principal duties and responsibilities of the Audit Committee are set forth in its charter. Ingevity’s Audit Committee held six meetings during fiscal 2016.

Compensation Committee
Ms. Blackwell and Messrs. Kelson, Lynch and Sansone are the current members of our Compensation Committee, and Mr. Lynch is Chair of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent as defined in the applicable listing standards of the NYSE, including the heightened independence standards applicable to compensation committee members.
The purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities with respect to compensation of our executives and non-employee directors and oversight of matters relating to our equity compensation and certain employee benefits plans. The Compensation Committee’s duties include setting the overall compensation strategy and policies for our executives and non-employee directors, reviewing and approving the goals and objectives relating to the compensation of our chief executive officer and evaluating his performance in light of those goals and reviewing our incentive compensation arrangements to confirm that they do not encourage inappropriate risk taking.
The other principal duties and responsibilities of the Compensation Committee are set forth in its charter. Ingevity’s Compensation Committee held five meetings during fiscal 2016.

INGEVITY – 2017 Proxy Statement − 11

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as an employee of Ingevity at any time. During the past fiscal year, no executive officer of Ingevity served as a member of the compensation committee (or other committee performing similar functions) or on the board of directors of any entity at which a member of the Compensation Committee or Board served as an executive officer.

Nominating and Governance Committee
Messrs. Kelson, Fernandez-Moreno, Fitzpatrick and Lynch are the current members of the Governance Committee, and Mr. Fitzpatrick serves as the Chair. The Board has determined that all members of the Governance Committee are independent as defined in the applicable listing standards of the NYSE.
The purpose of the Governance Committee is to assist the Board in fulfilling its corporate governance responsibilities, including, without limitation, with respect to identifying and recommending qualified candidates for our Board and its committees; overseeing the evaluation of the effectiveness of the Board and its committees; reviewing matters on corporate governance, including trends and current practices and developing and recommending Corporate Governance Guidelines and other governance policies and procedures. The Governance Committee will also consider and evaluate candidates properly submitted for nomination by stockholders in accordance with the procedures set forth in our bylaws.
The principal duties and responsibilities of the Governance Committee are set forth in its charter. Ingevity’s Governance Committee held five meetings during fiscal 2016.

Governance Committee Process for Identifying and Evaluating Director Candidates
The Governance Committee evaluates all director candidates in accordance with the director qualification standards described in our Governance Guidelines. These standards include (1) an absence of conflicts of interest and other legal and ethical issues that would interfere with such candidate’s service as a director, (2) a commitment to serve as a director in accordance with our Governance Guidelines, (3) a willingness and ability to devote sufficient time and energy to carry out his or her duties, and (4) having sufficient experience to enable the director to meaningfully participate in deliberations of the Board and one or more of its committees and to otherwise fulfill his or her duties. In addition, the Governance Committee will evaluate a candidate’s independence, skills and experience in the context of our Board’s needs. While the Board does not have a specific diversity policy, pursuant to our Governance Guidelines, the Board strives to select as director candidates a mix of individuals who represent diverse experience, background and thought at policy-making levels that are relevant to the Company’s activities, as well as other characteristics that will contribute to the overall ability of the Board to perform its duties and meet changing conditions.

Stockholder Recommendations for Director Candidates
The Governance Committee will consider director candidates recommended by stockholders and will do so in the same manner as candidates recommended by other sources. Any stockholder wishing to recommend a director candidate should provide the Governance Committee with the information required by the Company’s bylaws to be provided with respect to director nominees submitted by stockholders. The process for stockholders to nominate an individual for election as a director is discussed on page 51.

12 − INGEVITY – 2017 Proxy Statement

DIRECTOR COMPENSATION
Cash Compensation
Each non-employee director receives $75,000 as an annual cash retainer for service as a director. Directors who are also employees of the Company receive no additional compensation for service as a director.
Each non-employee director who serves as either the Board Chair or as a Committee Chair receives an additional retainer as follows: Chairman of the Board: $70,000; Audit Committee Chair: $15,000, Compensation Committee Chair: $10,000 and Governance Committee Chair: $10,000.

Stock Awards
Each non-employee director receives an annual award grant of Ingevity restricted stock units (“RSUs”) equivalent to $90,000 at the time of grant. In 2016, the RSU awards were made to non-employee directors under the Omnibus Plan and under the terms and conditions applicable to their grants. The directors become vested in their RSUs on the first anniversary of the award date. For the fiscal year ended 2016, the number of RSUs granted was determined based on the average of the high and low price of the Company’s Common Stock as traded on the NYSE on May 27, 2016.
In 2016, the Compensation Committee approved a plan permitting non-employee directors to elect to receive their 2017 annual cash retainer (both regular annual retainer for Board service, Board Chair retainer and Committee Chair retainer) in the form of deferred stock units (“DSUs”) under the Omnibus Plan. In addition, each non-employee director may also elect to receive their annual stock RSU award in the form of DSUs. DSUs representing cash retainers would be 100% vested, but settled upon termination of service with the Board. RSUs converted into DSUs (annual stock award) would be subject to 1-year vesting and also settled upon termination of service with the Board.
A non-employee director must make his or her election to receive DSUs (in lieu of cash or RSUs) by December 31 of the calendar year preceding the year in which the compensation is earned. No changes to the DSU distribution date are permitted absent a hardship.

Stock Ownership Guidelines
Non-employee director stock ownership guidelines are five times the annual base cash retainer. Shares owned outright by the director, or his or her immediate family members residing in the same household, in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines, as well as vested and nonvested RSUs and DSUs. Until a non-employee director meets these guidelines, he or she must hold 50% of the net shares gained from the settlement of RSUs. If a non-employee director does not meet these guidelines within five years, he or she must hold 100% of the net shares gained from the settlement of RSUs.
Less than one year after Ingevity Common Stock began trading, each non-employee director is deemed to be making satisfactory progress towards achieving the ownership goal.

Consulting Agreements Prior to Separation
Prior to the Separation, Ingevity entered into consulting agreements with each prospective non-employee member of the board of directors. Pursuant to the agreements, each prospective member of the board of directors received a lump sum cash payment on March 1, 2016 equal to $18,750 for prospective non-employee directors and $62,500 for the prospective Chairman. Per the terms of the agreements, the prospective non-employee directors engaged in advance planning activities with Ingevity management prior to their election to the board. The agreements terminated upon the effective date of the Separation.

INGEVITY – 2017 Proxy Statement − 13

2016 Director Compensation Table
The following table includes information concerning compensation paid to or earned by the people listed in the table who served as directors during the fiscal year ended December 31, 2016:
Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)(2)	TOTAL
Richard B. Kelson	$125,000	$91,707	—	—	—	$62,500	$279,207
Jean S. Blackwell	90,000	91,707	—	—	—	18,750	200,457
Luis Fernandez- Moreno	75,000	91,707	—	—	—	18,750	185,457
J. Michael Fitzpatrick	85,000	91,707	—	—	—	18,750	195,457
Frederick J. Lynch	85,000	91,707	—	—	—	18,750	195,457
Daniel F. Sansone	75,000	91,707	—	—	—	18,750	185,457
D. Michael Wilson	—	—	—	—	—	—	—
(1)
Represents the aggregate grant date fair market value of 3,287 shares of Common Stock awarded to each non-employee director on May 27, 2016, computed in accordance with FASB ASC Topic 718.

(2)
The amounts reported in this column are the payments made pursuant to the consulting agreements discussed above.

EXECUTIVE OFFICERS
Set forth below is information about our executive officers as of March 15, 2017, other than Mr. Wilson, who is also a director and is discussed above. Each of the following executive officers has served in their positions with our Company since the Separation, except for Mr. Smith, who joined the Company in June 2016 and was promoted to his current position in January 2017.
Katherine P. Burgeson (age 59) Ms. Burgeson serves as Executive Vice President, General Counsel and Secretary of Ingevity. Ms. Burgeson came to Ingevity from WestRock, where she served as Associate General Counsel, a position she held since July 1, 2015. Prior to the merger of MeadWestvaco Corporation and Rock-Tenn Company which resulted in the formation of WestRock, Ms. Burgeson served as Deputy General Counsel of MeadWestvaco, where she was lead legal counsel for commercial, corporate and mergers and acquisition-related matters. Ms. Burgeson joined Westvaco Corporation, MeadWestvaco’s predecessor in 2000. Prior to joining Westvaco, Ms. Burgeson was a partner at Cummings & Lockwood in Stamford, Connecticut. Ms. Burgeson began her legal career as an associate at Shearman & Sterling. Ms. Burgeson received her J.D. from Fordham University School of Law and her B.A. from Trinity College in Hartford, Connecticut.
John C. Fortson (age 49) Mr. Fortson serves as Executive Vice President, Chief Financial Officer and Treasurer of Ingevity. Mr. Fortson came to Ingevity from AAR Corporation where he previously served as Vice President, Finance since May 2013, and became Vice President, Chief Financial Officer and Treasurer in July 2013. Prior to joining AAR Corporation, Mr. Fortson was a Managing Director in the Investment Banking Department of Bank of America Merrill Lynch working in the firm’s New York, London and Chicago offices. Mr. Fortson is a graduate of the United States Military Academy at West Point and has a Master of Business Administration from Duke University’s Fuqua School of Business. Mr. Fortson spent seven years as an infantry officer in the U.S. Army. His last assignment was as a parachute rifle company commander in the 82nd Airborne Division.
Michael P. Smith (age 56) Mr. Smith serves as Executive Vice President and President, Performance Chemicals, Strategy and Business Development. Mr. Smith joined Ingevity in June 2016 after 23 years of service at FMC Corporation. He served as vice president and global business director for FMC’s health and nutrition business after holding multiple positions of increasing responsibility within that business. During his career with the company, Mr. Smith held various roles including marketing manager for FMC Water Treatment Chemicals in Manchester, England; global business manager for FMC Process Additives, also in Manchester; director of business planning for FMC Chemicals; division general manager for the active oxidants division; division general manager for hydrogen peroxide; and general manager for food ingredients for FMC BioPolymer. From 2006 to 2013, Mr. Smith was division general manager for FMC BioPolymer. Prior to joining FMC, Mr. Smith held several sales and management positions with Hercules Incorporated, a supplier of hydrocarbon and pine-based resins. Mr. Smith holds a Bachelor of Arts degree in chemistry from the University of

14 − INGEVITY – 2017 Proxy Statement

Virginia and a Master of Business Administration degree from the University of Michigan.
S. Edward Woodcock, Jr. (age 51) Mr. Woodcock serves as Executive Vice President and President, Performance Materials. Mr. Woodcock served as vice president of MeadWestvaco’s, and later, WestRock’s Carbon Technologies business from 2010 to 2015 after holding multiple positions of increasing responsibility within that business, most recently global business director, Automotive. During his
28-year career with the company, Mr. Woodcock has held various roles including business director, Automotive, for the Asia-Pacific region, worldwide marketing manager for the chemical division’s non-U.S. business, area sales manager for Latin America, and technical manager for the Process Technology business. At various stages of his career, he has had direct responsibility for products from each of our businesses. Mr. Woodcock holds a Bachelor of Science degree in chemical engineering from the University of Virginia.

PRINCIPAL STOCKHOLDERS
The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to our knowledge, was the beneficial owner as of March 7, 2017, of more than 5% of our outstanding voting shares.
Title of Class	Name and Address of Beneficial Owners	Number of Shares	Percent of Class
Common Stock	BlackRock Inc. 55 East 52nd Street New York, New York 10055	4,735,068(1)	11.24%
	The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	3,734,421(2)	8.86%
(1)
Information provided is based solely on an amendment to Schedule 13G filed on January 12, 2017 by BlackRock, Inc., which reports having sole voting power over 4,647,751 shares and sole dispositive power over 4,735,068 shares.

(2)
Information provided is based solely on a Schedule 13G filed on February 10, 2017 by The Vanguard Group, which reports having sole voting power over 77,502 shares, sole dispositive power over 3,654,586 shares, shared voting power over 4,433 shares and shared dispositive power over 79,835 shares.

INGEVITY – 2017 Proxy Statement − 15

COMMON STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS
The following table shows how much of our Common Stock our current directors, NEOs, and all officers and directors as a group beneficially owned as of March 7, 2017. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or officer can vote or transfer and any security the director or officer has the right to vote or transfer within 60 days. Each stockholder listed in the table has sole voting and investment power for all shares shown as beneficially owned by him or her. Individual directors and executive officers as well as directors and executive officers as a group beneficially own less than one percent of the shares of Common Stock outstanding as of March 7, 2017.

Name of Beneficial Owner(1)	Common Stock
Jean S. Blackwell	0
Katherine P. Burgeson	1,633
Luis Fernandez-Moreno	0
J. Michael Fitzpatrick	0
John C. Fortson	8,442
Richard B. Kelson	1,683
Frederick J. Lynch	0
Edward A. Rose	1,462
Daniel F. Sansone	336
D. Michael Wilson	12,478
S. Edward Woodcock	1,091
Directors and executive officers as a group (11 persons)	25,987
(1)
The shares reported in the table do not include the following unvested RSUs held by each executive officer and director because they do not have the right to vote or transfer such unvested RSUs within 60 days: Ms. Blackwell − 3,287, Ms. Burgeson − 5,853, Mr. Fernandez-Moreno − 3,287, Mr. Fitzpatrick − 3,287, Mr. Fortson − 29,848, Mr. Kelson − 3,287, Mr. Lynch − 3,287, Mr. Sansone − 3,287, Mr. Wilson − 47,987, Mr. Woodcock − 3,560, and directors and executive officers as a group − 109,458.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and to provide us copies of these reports. Based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required to be filed, we believe that all filing requirements applicable to our directors and executive officers and beneficial owners of greater than 10% of our Common Stock have been complied with during the fiscal year ended December 31, 2016.

16 − INGEVITY – 2017 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth information with respect to securities issuable, or available for issuance, under our equity compensation plans as of December 31, 2016.
	Equity Compensation Plan Information
Plan Category	Number of Securities to be issued upon exercise of outstanding options and restricted stock awards (a)(2)	Weighted average exercise price of outstanding options and restricted stock awards (b)(3)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by stockholders(1)	502,000	$28.03	3,476,000
(1)
Plans approved by WestRock as sole stockholder prior to the Separation while the Company was a wholly owned subsidiary.

(2)
Includes 208,000 stock options, 147,000 restricted stock units (“RSUs”) and 127,000 performance-based restricted stock units (“PSUs”) granted to employees and 20,000 RSUs held by directors.

(3)
Represents the weighted-average exercise price of the outstanding stock options only. The outstanding RSUs and PSUs are not included in this calculation.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for fiscal 2016.
THE COMPENSATION COMMITTEE
Frederick J. Lynch, Chair
Richard B. Kelson
Jean S. Blackwell
Daniel F. Sansone

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Ingevity’s compensation program is designed to reward senior leaders for the successful execution of Ingevity’s operating strategy and achievement of its stated performance goals. This Compensation Discussion and Analysis (“CD&A”)
discusses the compensation program and the compensation decisions made for fiscal year 2016 with respect to the following named executive officers:

Name	Title
D. Michael Wilson	President and Chief Executive Officer
John C. Fortson	Executive Vice President, Chief Financial Officer & Treasurer
Edward A. Rose	Executive Vice President & President, Performance Chemicals
S. Edward Woodcock	Executive Vice President & President, Performance Materials
Katherine P. Burgeson	Executive Vice President, General Counsel & Secretary
Mr. Rose left the Company effective January 31, 2017. However, Mr. Rose is a named executive officer for the 2017 Proxy Statement based on his service to the Company as an executive officer and the compensation paid to him during fiscal 2016. At the time of his departure, the Company entered into a Separation Agreement with Mr. Rose, which is attached as an exhibit to our Form 8-K filed with the SEC on February 3, 2017.

INGEVITY – 2017 Proxy Statement − 17

The Separation

On May 15, 2016, Ingevity completed the legal separation from WestRock Company (“WestRock”) into a newly formed independent, publicly traded company (the “Separation”). Prior to the Separation, we operated as a reporting segment of WestRock, which was formed upon the combination (the “Merger”) of MeadWestvaco Corporation (“MWV”) and Rock-Tenn Company. The Merger was completed on July 1, 2015.
Prior to the Merger, we operated as a reporting segment of MWV, which announced on January 8, 2015, that it intended to separate its specialty chemicals business through a pro rata distribution of Common Stock to its stockholders. Upon the completion of the Merger, WestRock announced its continued plans to complete the separation.

Impact of the Separation on Executive Compensation Program

This CD&A and the related compensation tables include information regarding compensation paid to the named executive officers (the “NEOs”) and compensation decisions made by WestRock prior to the Separation and decisions made by MWV prior to the Merger. In addition, as addressed in further detail throughout the CD&A, the compensation paid to certain NEOs was also impacted by certain letter agreements entered into by WestRock with Mr. Wilson, Mr. Fortson and Ms. Burgeson (the “Letter Agreements”) for their service in executive roles with Ingevity leading up to and following the Separation. These agreements specified certain compensation payable to them for such service. The terms of the Letter Agreements are described under “Letter Agreements” below. The Employee Matters Agreement entered into between Ingevity and WestRock at the time of the Separation (the “Employee Matters Agreement”) also required the assumption of certain long-term cash awards by Ingevity for two NEOs (as described under “Replacement Awards” below).

2016 Performance Highlights

Coming into 2016, the focus of the NEOs was to prepare for and effect a successful spin-off from WestRock. Key priorities included establishing stand-alone company functions and structures, negotiating a long-term crude tall oil supply agreement with and physically separating shared operating facilities from WestRock, making a successful debut to the public markets, and managing the stockholder transition. All of this had to be done while maintaining focus on safety, customers, operations, executing on cost reduction initiatives, supporting growth in the Performance Materials segment, and managing the Performance Chemicals segment in a challenging market environment.
In many regards, 2016 was a remarkable and successful year for Ingevity. The spin-off from WestRock was successfully executed, the occupational safety performance was the best-ever, management delivered its committed $30 million in year-over-year cost savings, and the financial performance was solid despite significant market headwinds in Performance Chemicals. In 2016, Ingevity delivered $202.4 million of Adjusted EBITDA, which was up from our 2015 Adjusted EBITDA of  $200.9 million, despite revenues being down by more than 5%. Adjusted EBITDA as a percentage of sales increased 240 basis points to 22.3% in 2016 compared to 2015 Adjusted EBITDA as a percentage of sales of 21.0%. Management delivered free cash flow of  $71.2 million,(1) well ahead of expectations. This allowed management to pay down debt by over $73 million and finish the year at the low end of the company’s leverage target. For more information regarding the non-GAAP financial measure Adjusted EBITDA for both fiscal years 2016 and 2015, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Use of Non-GAAP Financial Measures” on page 46 of the 2016 Form 10-K.

2016 Compensation Decision Highlights

The Compensation Committee has established a compensation strategy designed to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. In furtherance of this compensation strategy, the Compensation Committee took the following actions after the Separation, each of which is described in more detail in this CD&A:
Performance-Based Compensation Programs. The Compensation Committee, after thoughtful deliberation, adopted both short-term and long-term incentive plans for 2016 that would reward the successful attainment of pre-established financial metrics and also align executive interests with the interests of our stockholders. These programs were initially considered, reviewed and approved pursuant to the terms and conditions of Omnibus Plan, which was adopted by the Company’s predecessor Board of

(1)
See Appendix A for more details on free cash flow and for reconciliation of this non-GAAP financial measure to the nearest GAAP measure.

18 − INGEVITY – 2017 Proxy Statement

Directors and approved by our sole stockholder prior to the Separation. The Committee reviewed these programs to ensure they were appropriately structured and consistent with the Company’s compensation philosophy and subsequently approved them.
Minimum Compensation Adjustments Following Separation. The Compensation Committee reviewed Ingevity’s initial compensation program, previously approved by WestRock, against a peer group of eighteen specialty chemical companies as well as against general industry standards and approved minimal changes to NEO compensation for 2016.
Replacement Awards and Separation Commitments. The Compensation Committee approved grants of certain replacement restricted stock unit awards (“RSUs”) previously granted by WestRock in 2015 to certain of our NEOs that were forfeited at the time of the Separation. The Compensation Committee also ratified the assumption of certain long-term cash awards to two NEOs previously granted by WestRock and assumed by Ingevity at the time of the Separation pursuant to the Employee Matters Agreement.
Performance Metrics. When establishing the performance metrics for 2016 grants, the Compensation Committee took into account Ingevity’s long-term goals as well as peer group and general industry standards’ compensation structures. Based on this analysis, performance-based restricted stock units (“PSUs”) granted in 2016 will vest in three years subject to the satisfactory attainment of pre-established financial metrics related to average return on invested capital and cumulative earnings per share. Also based on this analysis, short-term cash awards made pursuant to the Short Term Incentive Plan (“STIP”) for 2016 vest based on STIP-Adjusted EBITDA.
Completed Letter Agreement Commitments. The Compensation Committee awarded cash bonuses and service-based restricted stock unit (“RSUs”) awards to certain NEOs pursuant to the terms of the Letter Agreements entered into by WestRock with such executive officers prior to the Separation. WestRock designed such awards to induce the NEOs to join the Company’s management team from their prior positions and to reward them for their contributions towards the successful completion of the Separation.
Authorized 2016 Annual Incentive Awards. The Compensation Committee authorized payment of 2016 annual cash awards pursuant to the STIP based on the attainment of STIP-Adjusted EBITDA goals, which were met at 117% of target.
Severance and Change of Control Agreements. The Compensation Committee approved severance and double trigger change of control agreements entitling each NEO to severance benefits upon a qualifying termination of employment absent cause whether or not related to a change of control. These agreements became effective on March 1, 2017.

Executive Compensation Policies and Practices

Our commitment to strong corporate governance practices extends to the compensation plans, principles, programs and policies established by the Compensation Committee. Ingevity’s compensation-related governance practices and policies of note include the following:
Pay-for-Performance. The Compensation Committee adopted a compensation philosophy that rewards strong performance, offers competitive compensation and aligns the interests of our executive officers with the interests of stockholders. The compensation programs designed by the Compensation Committee deliver a significant portion of compensation through short-term and long-term grants that are linked to performance. As a result, NEOs realize the greatest rewards through the achievement of corporate objectives and taking action that increases stockholder value.
Meaningful Stock Ownership Guidelines. Our stock ownership guidelines align the long-term interests of our NEOs and non-employee directors with those of our stockholders and discourage excessive risk taking. Our guidelines require stock ownership levels as a value of Ingevity shares equal to a multiple of base salary (CEO at 5x, CFO and EVPs at 3x and other senior vice presidents at 2x) or annual retainer (non-employee directors at 5x).
Holding Requirements. Our stock ownership guidelines include stock retention requirements by our NEOs until required target stock ownership levels are met.
Anti-Hedging Policy. Ingevity’s insider trading policy prohibits members of our board, executive officers and other employees from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities or pledging Ingevity Common Stock as collateral for any loans.
Independent Compensation Consultant. The Compensation Committee engages its own independent compensation consultant, Pearl Meyer & Partners (“Pearl Meyer”), to provide advice on executive and director compensation matters. Pearl Meyer does not provide any other services to the Company.
Compensation Benchmarking against Focused Peer Group. With the assistance of the Hay Group, initially and then with Pearl Meyer, the Compensation Committee benchmarks NEO compensation against a peer group of companies. The Compensation Committee routinely reviews and refines its compensation peer group to assure it includes an appropriate mix of companies.
Assess Compensation Risk. The Compensation Committee reviews the compensation programs and practices of Ingevity annually to confirm that such programs do not encourage unnecessary risk-taking. The initial review was done with the assistance of Pearl Meyer.
Equity Grant Practices. The Compensation Committee has adopted equity grant practices that set forth the timing and approvals required for equity grants.

INGEVITY – 2017 Proxy Statement − 19

Limited Perquisites. The only approved regular perquisites for Ingevity’s executive officers are financial planning assistance and executive physicals. During 2016, Ingevity also paid one-time moving/relocation expenses for three NEOs pursuant to the terms of their Letter Agreements entered into by WestRock with such NEOs prior to the Separation.
Exercise Price of Stock Options Equals Grant Date Fair Market Value. Under our Omnibus Plan, stock options must be granted with an exercise price equal to the fair market value of our Common Stock on the grant date. Repricing of stock options and the granting of discounted options are prohibited.
No Income Tax Gross-Ups in Severance Agreements. Our severance agreements do not include any tax gross ups arising from excise taxes that may be imposed by the Internal Revenue Code on excess parachute payments.
Double Trigger Change of Control Provisions. Our commitment to pay severance in a change of control is triggered by a termination following a change of control event.

2016 Executive Compensation Decisions
Because Ingevity was an independent company for only seven months of the year, many of the decisions impacting 2016 compensation were made by WestRock and were grounded in its compensation philosophies and policies. The newly formed Ingevity Compensation Committee reviewed and affirmed the decisions made by WestRock in May 2016, making only minor adjustments to NEO compensation packages for 2016 (described below).

Role of the Compensation Committee, Executive Officers and Compensation Consultants

The Compensation Committee is directly responsible to the Board of Directors and through the Board to Ingevity’s stockholders for developing and administering all compensation programs for Ingevity’s executives.
In making its determination with respect to executive compensation, the Compensation Committee is supported by Ingevity’s Chief Human Resources Officer.
Prior to the Separation, WestRock used the Hay Group to assist on executive compensation matters related to Ingevity. In May 2016 and following the Separation, Ingevity management directly engaged the Hay Group to assist with the review and validation of the pay-for-performance relationship of the compensation structure and the appropriateness of compensation levels as compared to peer group companies. The Hay Group was not independent and did not report to the Compensation Committee. In December 2016, the Compensation Committee retained the services of Pearl Meyer to assist with its review of the compensation package of the Chief Executive Officer (the “CEO”) and other executives.
The Compensation Committee retains Pearl Meyer directly, although in carrying out assignments Pearl Meyer also interacts with Ingevity management when necessary and appropriate. Specifically, the Chief Human Resources Officer interacts with the consultant to provide compensation data, best practice data and executive compensation trends. In addition, Pearl Meyer may, in its discretion, seek input and feedback from executives regarding its consulting work product prior to presentation to the Compensation
Committee to confirm its alignment with Ingevity’s business strategy, determine what additional data may need to be gathered, or identify other issues, if any, prior to presentation to the Compensation Committee. Pearl Meyer does not provide any services to Ingevity other than its consulting services to the Compensation Committee related to executive and director compensation. As a part of the selection process, the Compensation Committee determined that the work to be performed for the Compensation Committee by Pearl Meyer beginning in 2017 would not raise any conflict of interest.
The Compensation Committee frequently requests the CEO to be present at Committee meetings where executive compensation and corporate performance are discussed and evaluated. The CEO is free to provide insight, suggestions or recommendations regarding executive compensation if present during these meetings or at other times. However, only independent Committee members are allowed to vote on decisions made regarding executive compensation.
The Compensation Committee meets with the CEO to discuss his own compensation package, but ultimately, decisions regarding the CEO’s compensation are made by the Compensation Committee, meeting in executive session, without the CEO or any other executive officer present, solely based upon the Compensation Committee’s deliberations. Decisions regarding other executives who report directly to the CEO are made by the Compensation Committee after considering recommendations from the CEO and Chief Human Resources Officer.

20 − INGEVITY – 2017 Proxy Statement

Peer Group Analysis

Consistent with Ingevity’s goal to provide compensation that remains competitive, the Compensation Committee considers the executive compensation practices of companies in a peer group selected by the Compensation Committee as one of the several factors used in setting compensation. In May 2016, the Compensation Committee reviewed the peer group used in benchmarking executive compensation prior to and immediately following the Separation. In conducting this review, they examined the general criteria: (i) revenue size and profit margins, (ii) industry and business characteristics comparable to Ingevity; (iii) location and geographic reach, including global operations and/or distribution; (iv) competition for talent; and (v) data availability. The Compensation Committee targets compensation to the market median within the peer group when determining an NEO’s compensation. However, the Compensation Committee reserves the right to use the market data provided by the peer group as one of several reference points useful for determining the form and amount of compensation. Competitive market data is supplemented with broader specialty chemical industry and general industry data.
In July 2016, the Compensation Committee removed International Flavors & Fragrances, Inc. from the peer group previously approved by the Compensation Committee due to its revenue size and replaced it with GCP Applied Technologies. Effective July 2016, the peer group consisted of the following companies:

Balchem Corp.	GCP Applied Technologies, Inc.	Minerals Technologies Inc.
Cabot Corp.	H.B. Fuller Co.	Omnova Solutions Inc.
Calgon Carbon Corp.	Hexcel Corp.	Quaker Chemical Corp.
Chemtura Corp.	Innophos Holdings Inc.	Sensient Technologies Corp.
Eagle Materials, Inc.	Innospec Inc.	Stepan Co.
Ferro Corp.	Kraton Corp.	W.R. Grace and Co.
Executive Compensation Philosophy and Pay Elements

Our executive compensation program focuses on closely aligning compensation paid to our executive officers with the performance of Ingevity on both a short-term and long-term basis and assisting Ingevity in attracting and retaining necessary talent. With respect to incentive compensation, our objective is to tie variable compensation to the organization’s financial performance. We have designed Ingevity’s compensation programs to:
•
reward executives for performance that is aligned with both the short-term and long-term objectives of Ingevity and with stockholder interests;

•
align our executives’ interests with the long-term interests of our stockholders by providing the opportunity for significant ownership of common stock;

•
attract, retain and motivate the right talent and reward executives for high levels of performance;

•
allow flexibility in design and administration to support Ingevity’s future growth, and

•
create balanced program elements that discourage excessive risk-taking.

To achieve these objectives, there are three key elements to Ingevity’s compensation programs: (1) base salary; (2) short-term incentive plan (“STIP”); and (3) long-term incentive plan (“LTIP”).
Base Salaries. Base salaries are designed to provide a stable source of income for our executive officers.
Short-Term Incentive Plan. The STIP involves a target incentive opportunity based on a percentage of base salary and is designed to encourage the achievement of annual business goals. Awards are earned only after a threshold level of performance based on STIP-Adjusted EBITDA is achieved and maximum payout is capped at 200% of target.
Long-Term Incentive Plan. The LTIP aligns compensation with the long-term interests of stockholders. It recognizes an executive’s recent performance and potential future contributions and provides a total compensation opportunity with payouts varying based on the attainment of pre-established performance metrics relating to return on invested capital and cumulative earnings per share. Awards are earned only after a threshold level of performance is achieved and maximum payout is capped at 200% of target.
Additional Elements of Executive Compensation. Additional elements include participation in qualified and nonqualified retirement and savings plans, health and welfare benefit plans, and for senior executives financial planning and executive physicals. During 2016, the company also paid one-time relocation expenses for Messrs. Wilson, Fortson and Ms. Burgeson in connection with the relocation of their personal residences to Charleston, South Carolina, where Ingevity’s headquarters is located.

INGEVITY – 2017 Proxy Statement − 21

Pay Mix

The charts below illustrate the target total direct compensation for 2016 for Mr. Wilson and the average of the other NEOs.

A significant portion (85%) of Mr. Wilson’s total direct compensation is performance-based compensation and is delivered in a combination of performance-based cash, stock options and performance-based restricted stock units
(“PSUs”). Similarly, (75%) of the average of the NEOs’ total direct compensation is delivered through performance-based compensation.

Say-on-Pay Vote

The Compensation Committee and management of Ingevity will consider stockholder input, including the advisory Say-on-Pay vote, as it evaluates the design of executive compensation programs and the specific compensation decisions for each NEO. As a new publicly traded company as of May 15, 2016, the first Say-on-Pay vote will be held at the Annual Meeting.

2016 Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team when considered in combination with the long-term and short-term incentive awards and other elements of our executive compensation program. The relative levels of base salary for executive officers are designed to reflect each executive officer’s scope of responsibility and accountability within Ingevity. Base salaries are reviewed annually to determine if they are equitably aligned within Ingevity and are at sufficient levels to attract and retain top talent. Following the Separation, the Compensation Committee considered the appropriateness of the salary levels established for 2016 by WestRock prior to the Separation and determined that no adjustments were necessary, other than an increase of Ms. Burgeson’s base salary from $320,000 to $330,000, effective June 1, 2016 as well as increases to Ms. Burgeson’s and Mr. Woodcock’s annual short-term incentive targets to 50% of their respective base salaries.

2016 Short-Term Incentive Plan (“STIP”)

Ingevity’s STIP is designed to motivate and reward participants, including NEOs, for achieving Ingevity’s annual financial, operational and strategic goals. The range of amounts that an NEO may earn is typically determined at the beginning of the year, and the amount paid is based on the actual results achieved during the year. Since Ingevity did not become an independent public company until May 15th of 2016, the goals for 2016 were not set until shortly thereafter.
The 2016 annual incentive program is funded based on Ingevity’s achievement of a predetermined financial target based on STIP adjusted earnings before interest, taxes, depreciation and amortization (“STIP-Adjusted EBITDA”), with adjusted payouts for threshold, target and maximum performance not to exceed 200% of target. For additional information concerning the STIP-Adjusted EBITDA calculation, including a reconciliation of such numbers to GAAP, please see Appendix A. Individual awards are based initially on Ingevity’s attainment of this STIP-Adjusted EBITDA goal and also influenced by individual performance against individual goals. No payout occurs if Ingevity’s actual performance is below the threshold performance level, which is below 85% of target.

22 − INGEVITY – 2017 Proxy Statement

The weighting and actual performance of each target measure is described in the table below:
Metric	Performance	2016 Goals	Actual Performance(1)
STIP-Adjusted EBITDA	Threshold	$170 million	$—
	Target	$ 200 million	$203 million
	Maximum	$ 220 million	$—
(1)
See Appendix A for more details on STIP-Adjusted EBITDA and for a reconciliation of this non-GAAP financial measure to the nearest GAAP measure.

The Compensation Committee approved the following target short-term incentive awards for 2016:
Annual Short Term Incentive Award Targets (as percent of base salary)
	Threshold	Target	Maximum	Individual Performance Modifier	Actual 2016 Payout
Mr. Wilson	50%	100%	200%	110%	128%
Mr. Fortson	35%	70%	140%	110%	128%
Mr. Rose	30%	60%	120%	0%	0%
Ms. Burgeson	25%	50%	100%	110%	128%
Mr. Woodcock	25%	50%	100%	110%	128%
At the time of the Separation, all short-term incentive awards previously granted by WestRock for 2016 (other than the special short-term cash awards committed to by WestRock in the Letter Agreements) were forfeited. Following the Separation, the Compensation Committee granted new awards and maintained the size of the incentive award targets (as a percent of base salary), except for Ms. Burgeson and Mr. Woodcock, whose targets were each adjusted from 45% of base salary to 50% of base salary.
Actual STIP-Adjusted EBITDA for 2016 was calculated utilizing Ingevity’s published financial statements except that the Compensation Committee may adjust such calculations to exclude the effect of certain non-recurring items of gain or loss.
The Compensation Committee believes STIP-Adjusted EBITDA is an appropriate and effective measure of Ingevity’s overall short-term performance. The threshold level of performance was set at 85% of target and was, at the time it was established, believed to be an achievable goal. At the time the Compensation Committee determined the target level of performance, the goal was believed to be aggressive, but obtainable. The maximum level of performance was based on 110% of target and was believed to be realizable, but only with exceptional performance.
In determining the individual performance element of each NEO’s short term incentive payment for 2016, the Committee considered the following performance achievements as compared to the individual’s 2016 goals:
D. Michael Wilson, President and CEO. Mr. Wilson led the company through its successful spin-off from WestRock and the launch of Ingevity, shaping the Company’s strategic direction and competitive position to deliver growth in the future while delivering meaningful savings ($30M) over the prior year. Mr. Wilson developed and managed the new senior leadership team for the Company, creating a framework to enable the Company to attract and retain top talent. Under Mr. Wilson’s leadership, the Company delivered 2016 Adjusted EBITDA of  $202.4 million in a difficult environment for the performance chemicals business. With Mr. Fortson, Mr. Wilson engaged and built relationships with investors, analysts and other constituencies establishing the new company’s credibility. For more information regarding the non-GAAP financial measure Adjusted EBITDA for fiscal year 2016, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Use of Non-GAAP Financial Measures” on page 46 of the 2016 Form 10-K.
John C. Fortson, EVP, CFO & Treasurer. Mr. Fortson took the lead in negotiating complex transitional and strategic agreements with WestRock as part of the Separation; built out the various financial functions necessary for Ingevity to operate as a standalone, public company, and guided the separation of information technology systems and the reduction of information technology costs. Mr. Fortson developed and implemented the Company’s capital structure to optimally operate the business and ensure strategic flexibility. Under Mr. Fortson’s leadership the finance team made strong progress toward achieving compliance with the Sarbanes Oxley Act a year in advance of requirements. Mr. Fortson developed and oversees the company’s investor relations program which has been successful in establishing credibility with both investors and sell side analysts.
Katherine P. Burgeson, EVP, General Counsel & Secretary. Mrs. Burgeson provided the legal leadership for the Company’s separation from WestRock, providing counsel to the CEO and CFO and negotiating complex separation agreements and managing the securities registration process. Mrs. Burgeson developed and leads a high-quality law department and built out an effective compliance program.

INGEVITY – 2017 Proxy Statement − 23

With the Chief Accounting Officer, Mrs. Burgeson ensured SEC and NYSE compliance through the establishment of internal policies and procedures for the filing of full, fair and accurate SEC filings. Mrs. Burgeson also established the Corporate Secretary function including establishing effective governance structures and policies for the organization and providing effective support for the Board of Directors.
S. Edward Woodcock, EVP & President Performance Materials. Mr. Woodcock continues to provide strong leadership to the Company’s performance materials segment, growing revenue by $45 million or 17.4% while Segment EBITDA was up $35 million or 40%. During the year, segment working capital improved as a percentage of sales despite higher inventories associated with the ramp up of the new Zhuhai facility. From an operations perspective, under Mr. Woodcock’s leadership, his team developed a capacity expansion plan ensuring available capacity to support market demand growth over the next five years and oversaw multi-year global regulatory advocacy efforts, including successfully advancing evaporative emission standards in China’s recently promulgated national China 6 standard. For more information regarding the non-GAAP financial measure Segment EBITDA for both fiscal years 2016 and 2015, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Use of Non-GAAP Financial Measures” on page 46 of the 2016 Form 10-K.

Long-Term Incentive Plan (“LTIP”)

Equity-based awards recognize the performance of certain executives who drive the development and execution of our business strategies and goals. The primary purposes of these awards are to align further the executive’s interest with those of Ingevity’s stockholders and with Ingevity’s longer-term objectives, to drive stockholder return, to foster executive stock ownership and to promote retention.
In 2016, the Compensation Committee authorized long-term incentive awards for the NEOs comprised entirely of equity, except for Messrs. Rose and Woodcock, who were also granted certain service-based long-term cash awards pursuant to the Employee Matters Agreement as described below under “Replacement Awards”. The Compensation Committee designed the 2016 long-term incentive plan targeting the PSUs to deliver an estimated 50% of each NEO’s long-term incentive award, with the remaining portion to be delivered in the form of non-qualified stock options (25%) and RSUs (25%).
Performance-Based Restricted Stock Units (“PSUs”). The PSUs vest upon the satisfactory achievement of pre-established financial metrics based on the 2018 return on invested capital and cumulative earnings per share during the period beginning January 1, 2016 and ending December 31, 2018, with adjusted payouts for threshold, target and maximum performance not to exceed 200% of target, as determined by the Compensation Committee at the end of the performance period. The Compensation Committee will adjust the return on invested capital and cumulative earnings per share to exclude the effect of certain non-recurring items of gain or loss. No vesting will occur if Ingevity’s actual performance is below the threshold levels.

NEOs were granted the following 2016-2018 PSU opportunity:
2016-2018 PSU Targets (as percent of base salary)
	Minimum	Target	Maximum
Mr. Wilson	0%	100%	200%
Mr. Fortson	0%	87.5%	175%
Mr. Rose	0%	60%	120%
Ms. Burgeson	0%	42.5%	85%
Mr. Woodcock	0%	39%	78%
The Compensation Committee believes that return on invested capital and cumulative earnings per share are appropriate and effective measures of Ingevity’s overall long-term performance. The threshold level of performance was set at 50% of target and was, at the time it was established, believed to be an achievable goal. At the time the Compensation Committee determined the target level of performance, the goal was believed to be aggressive, but obtainable. The maximum level of performance was set based on 200% of target and was believed to be realizable, but only with exceptional performance.
Restricted Stock Units (“RSUs”). We grant a portion of our awards under the LTIP in the form of RSUs to help build ownership as a new public company and to aid in our ability to retain our management team over a longer time horizon. These RSUs vest ratably over three years, with one-third vesting on each anniversary of the grant date.
During 2016 in connection with the Separation, the Compensation Committee also granted certain replacement RSUs and separation RSUs, as described under the headings “Replacement Awards” and “Separation Commitments.”
Stock Options. We grant a portion of our awards under the LTIP in the form of non-qualified stock options in order to motivate and reward executives for improving share price, to align their long-term interest with those of stockholders and

24 − INGEVITY – 2017 Proxy Statement

to maintain the competitiveness of our total compensation packages. Such stock options provide value to our executive officers only if the price of our Common Stock increases. The stock options vest in full upon the third anniversary of the award date.
At the time of the Separation, all outstanding option awards previously granted by WestRock vested immediately remain WestRock equity.

Replacement Awards
Pursuant to the terms of the Employee Matters Agreement, service-based RSU awards granted by WestRock in 2015 vested pro rata at the time of the Separation. Such vested amounts remain WestRock equity, with the remaining portion of such awards forfeited. In May 2016, the Compensation Committee granted replacement RSUs to replace such forfeited amounts. The replacement RSUs vest in full on February 27, 2018. Mr. Woodcock, Ms. Burgeson and Mr. Rose each received replacement RSUs.
Also, pursuant to the original terms of such awards, a portion of certain long-term cash awards granted by WestRock to executives in 2015 were forfeited at the time of the Separation. Pursuant to the Employee Matters Agreement, the Compensation Committee replaced such forfeited amounts with new long term cash awards (the “Replacement Cash Awards”). These awards will vest in full on February 23, 2018. Mr. Woodcock and Mr. Rose each received a Replacement Cash Award.

Separation Commitments
In May 2016, the Compensation Committee granted certain separation RSU awards (“Separation RSUs”) to Mr. Wilson and Mr. Fortson. These awards represent certain grants agreed to by WestRock pursuant to the terms of the Letter Agreements. The Separation RSUs vest ratably over three years beginning on the first anniversary of Mr. Wilson’s and Mr. Fortson’s initial employment date.
Additionally, as described below under “Letter Agreements”, Mr. Wilson, Mr. Fortson and Ms. Burgeson each received a pro-rated annual short-term cash award from their respective initial employment date to the Separation date. Mr. Wilson’s pro-rated cash award equaled $565,479, Mr. Fortson’s pro-rated cash award equaled $197,678 and Ms. Burgeson’s cash award equaled $89,950.

Letter Agreements
In the second half of 2015, WestRock entered into employment arrangements with Messrs. Wilson, Fortson and Ms. Burgeson through Letter Agreements setting forth each NEO’s annual base salary, target short-term incentive award and target long-term incentive award, and also included cash and equity compensation payable in the form of Separation Awards to recognize the NEOs’ services and efforts during 2015 and 2016 leading up to and following the Separation.
These Letter Agreements were entered into as inducements by WestRock for the NEOs to join the Company and, in the case of Messrs. Wilson and Fortson, to make up for compensation forfeited from prior employment. The Letter Agreements additionally provided for a compensation and benefits package that would recognize their contributions toward the successful Separation and transition of Ingevity into a new public company. The Letter Agreements also outlined our NEO’s eligibility to participate in the Company’s broad-based welfare and retirement plans and provided for certain one-time expense reimbursements.
Finally, the Letter Agreements included severance commitments that applied in the event of involuntary termination of employment absent “cause” prior to and subsequent to a change of control. These compensation and benefit elements are more fully described in the compensation tables following the Compensation Discussion and Analysis beginning with the Summary Compensation Table on page 28. The terms of each of the Letter Agreements are also previously described and disclosed in detail in the information statement, dated May 3, 2016, attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on May 3, 2016. While the Company is bound by these agreements, they were entered into by WestRock in 2015 as an inducement for the NEOs to join the Company and have been superseded by the Severance and Change of Control Agreements discussed immediately below.

Severance and Change of Control Agreements
The Compensation Committee approved severance and double trigger change of control agreements covering each of the NEOs, which became effective on March 1, 2017. These agreements supersede the terms and conditions that were set in the WestRock Letter Agreements. In the case of a non-change of control scenario each of the NEOs is entitled to receive severance benefits exclusively upon a termination of employment by Ingevity (absent cause). In the case of a change of control scenario, the NEO is only entitled to severance if, following a change of control event, the NEO’s employment is terminated by Ingevity (absent cause) or the NEO resigns for good reason within two years following the change of control. The purpose of the agreements is to ensure that Ingevity (a) offers benefits that provide an overall compensation package that is competitive with that offered by other companies with whom Ingevity competes for talent;

INGEVITY – 2017 Proxy Statement − 25

(b) retains and relies upon the undivided focus of its senior executives during and following a change of control, and (c) diminishes the inevitable distraction of our NEOs by virtue of personal uncertainties and risks created by the potential job loss following a change in control. The cash severance entitlement is equal to a multiple of the NEO’s actual base salary and target annual incentive, which varies by executive level, and in the case of change of control severance, the multiple is enhanced. The agreements also include what is known as “double trigger” change of control provisions, which require both a change of control and an involuntary termination of employment absent cause (including good reason termination) within two years following the change of control, before any severance is payable. The agreements also include one-year post-termination restrictive covenants relating to non-solicitation of customers and employees, and non-competition provisions. All severance payable is subject to the NEO signing an appropriate release of claims. None of the agreements include any tax gross ups arising from any excise tax imposed by the Internal Revenue Code on excess parachute payments and the agreements preserve certain features contained in the Letter Agreements entered into by the NEOs with WestRock.

Retirement Plans
Ingevity sponsors qualified and non-qualified retirement plans to provide income security for current and future needs of its employees. These plans also further Ingevity’s goal of providing competitive benefits to attract and retain talented employees.
401(k) Savings Plan. Effective January 1, 2016, Ingevity adopted a defined contribution 401(k) savings plan (the “Savings Plan”) whose formula permits an employee who contributes six percent of pay to receive a one-hundred percent matching contribution on such amount. During 2016, the Savings Plan also provided additional employer contributions in the form of employer transition contributions, employer non-contributory contributions and cash balance restoration contributions. The employer transition contribution applies to a limited group of employees including two of our NEOs who were grandfathered under the WestRock Pension Plan and continued to earn benefits after the WestRock plan was frozen on December 31, 2015. Grandfathered employees were those whose age and service, as of a specified date, equaled seventy-five. Our Savings Plan transition contribution is intended to restore this grandfathered benefit for those Ingevity employees who forfeited a comparable WestRock benefit when Ingevity separated from WestRock. The transition contribution is equal to either 4% or 10% of a participant’s eligible pay, and will continue only until December 31, 2020. Employer non-contributory contributions are equal to 3% of eligible pay. Employees are fully vested in all of their employee contributions, matching contributions and employer transition contributions, but subject to a three year cliff vesting schedule with respect to the non-contributory contributions and the cash balance restoration contributions. The Savings Plan provides for broad-based participation and covers each of the NEOs.
Defined Contribution Restoration Plan. Effective January 1, 2016, Ingevity also adopted a non-qualified deferred compensation arrangement (the “Restoration Plan”) that enables employees to defer salary, company matching contributions, employer non-contributory contributions and transition contributions as well as any restoration contributions in excess of the Internal Revenue Code limits that apply to Ingevity’s qualified Savings Plan. The Restoration Plan permits executives to voluntarily defer up to eighty percent of base salary and annual incentive cash compensation. The Restoration Plan offers executives a choice of conventional investment vehicles with no assurance of any particular rate of return and does not guarantee an above market rate of return. The Restoration Plan offers the same investment vehicles available under the Company’s qualified 401(k) Savings Plan plus two additional funds.
Liability Assumption of Non-Qualified Benefits. While Ingevity does not maintain either a qualified or non-qualified defined benefit plan for any of its salaried employees, in connection with the Separation and pursuant to the terms of the Employee Matters Agreement, the Company assumed a liability with respect to benefit accruals of Messrs. Rose, Woodcock and Ms. Burgeson relating to service with WestRock under WestRock’s non-qualified pension plan.

Risk Analysis
Since the Separation, management engaged Pearl Meyer, to review Ingevity’s executive and non-executive compensation programs to assess whether they encourage or create excessive risk-taking, that are reasonably likely to have a material adverse effect on Ingevity.
In conducting this assessment, Pearl Meyer reviewed various components and design features of all of the Company’s executive and non-executive plans and programs and analyzed them in the context of risk mitigation. A summary of the findings of the assessment was provided to the Compensation Committee, which concluded that Ingevity’s compensation arrangements are not constructed or administered in a way that is likely to create risks that could materially and adversely affect the Company.
Among the factors considered in Pearl Meyer’s assessment were: (i) the balance of our overall program design, including the mix of cash and equity compensation; (ii) the mix of fixed and variable compensation; (iii) the balance of short-term and long-term objectives of our incentive compensation; (iv) the performance metrics, performance targets, threshold performance requirements and capped payouts related to our incentive compensation; (v) our share ownership guidelines, including share ownership levels, retention practices and prohibitions on hedging, pledging

26 − INGEVITY – 2017 Proxy Statement

and other derivative transactions related to Ingevity stock; (vi) the Compensation Committee’s ability to exercise negative discretion to reduce the amount of the annual and long-term incentive awards, and (vii) internal controls and oversight structures in place at Ingevity.
Based on Pearl Meyer’s review, the Compensation Committee believes Ingevity’s well-balanced mix of salary and short-term and long-term incentives, as well as the performance metrics that are included in the incentive programs, are appropriate and consistent with Ingevity’s risk management practices and overall strategies.

Tax and Accounting Considerations
Tax and accounting considerations are one of many factors the Compensation Committee considers in determining compensation mix and amount. Section 162(m) of the Internal Revenue Code does not permit a tax deduction to public companies for individual compensation over one million dollars per year to the Chief Executive Officer and the next three most highly compensated individuals other than the Chief Financial Officer. This limitation does not apply to performance-based compensation defined under federal tax laws. The Company enjoys certain transition relief under 162(m) because of its Separation from WestRock (and prior approval of its Omnibus Plan by WestRock as the sole stockholder) with respect to certain but not all 2016 grants.
Going forward, the Compensation Committee intends to design its annual and long-term incentive compensation programs to meet the requirements of Section 162(m) to ensure the deductibility of compensation payable under such programs. See Proposal No. 3 with regard to Omnibus Plan on page 41. However, while the Compensation Committee intends to consider the Section 162(m) impact on each component of compensation, it may in some instances determine to pay compensation even though it is not deductible where it believes such compensation furthers Ingevity’s objectives and is otherwise appropriate.

INGEVITY – 2017 Proxy Statement − 27

COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
The table below includes the total compensation of our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated executive officers of our Company during 2016, whom we refer to in this proxy statement as NEOs for the fiscal year ended December 31, 2016.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Comp.(5) ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings(6) ($)	All Other Comp.(7) ($)	Total
D. Michael Wilson President & Chief Executive Officer	2016	800,000	565,419	2,579,160	509,157	1,029,600	—	616,767	6,100,103
	2015	266,667	500,000	—	—	—	—	22,917	789,584
	2014	—	—	—	—	—	—	0	0
John C. Fortson Executive Vice President, CFO & Treasurer	2016	475,000	197,678	1,608,602	286,606	427,930	—	356,169	3,351,985
	2015	95,000	250,000	—	—	—	—	11,813	356,813
	2014	—	—	—	—	—	—	0	0
Edward A. Rose Executive Vice President & President Performance Chemicals	2016	400,000	111,111	431,111	122,200	0	—	44,341	1,108,763
	2015	379,166	0	199,874	0	203,500	378,846	34,716	1,196,102
	2014	326,000	0	209,957	82,953	284,625	755,452	25,220	1,684,207
S. Edward Woodcock Executive Vice President & President Performance Materials	2016	275,000	48,611	192,454	54,731	176,960	—	30,914	778,670
	2015	243,127	0	87,616	0	98,929	125,024	18,159	572,855
	2014	216,758	0	44,863	0	114,255	331,445	11,886	719,207
Katherine P. Burgeson Executive Vice President, General Counsel & Secretary	2016	325,833	89,950	269,912	80,533	209,680	—	223,525	1,199,433
	2015	312,966	50,000	185,636	77,322	148,721	159,025	24,963	958,633
	2014	312,966	0	192,370	82,459	122,526	387,147	14,713	1,112,181
(1)
The amounts in this column represent salaries before compensation reduction under the Company and WestRock’s qualified and non-qualified retirement and savings plans. Salary amounts for Messrs. Wilson and Fortson in 2015 were prorated to reflect their respective mid-calendar year hire dates, September 1, 2015 for Mr. Wilson and October 12, 2015 for Mr. Fortson.

(2)
These values represent the 2016 amounts paid to Messrs. Wilson, Fortson and Ms. Burgeson pursuant to their Letter Agreements providing for short-term cash awards for the period commencing from their respective hire dates with the Company ending with the Separation prorated for the partial year and assuming target performance. See “Compensation Discussion and Analysis — Separation Commitments” for additional information regarding these payments. In the case of Messrs. Rose and Woodcock, the amounts above include 2016 incentive cash replacement awards in the amount of  $111,111 for Mr. Rose, and $48,611 for Mr. Woodcock, which represent awards granted by WestRock and assumed by Ingevity under the terms of the Employee Matters Agreement in connection with the Separation.

(3)
These 2016 values represent the aggregate grant date fair value of the service-based and performance-based restricted stock unit awards made in 2016 as computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the stock awards are set forth in Note 11 to our consolidated financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. For grants of restricted stock units, the fair value per share is equal to the closing price of Ingevity’s common stock on the NYSE on the date of grant. With respect to the 2016 grants of PSUs, the value is reported assuming the target level of performance is achieved. The value of the 2016 PSU awards if the maximum level of performance was achieved would be: Mr. Wilson $1,979,003; Mr. Fortson $1,056,908; Mr. Rose $474,970; Mr. Woodcock $212,765; and Ms. Burgeson $296,969. The Stock Award column includes replacement RSU awards granted in 2016 to Messrs. Rose, Woodcock and Ms. Burgeson to make up for awards previously granted by WestRock in 2015 that were forfeited at the time of the Separation.

(4)
These 2016 values represent the aggregate grant date fair market value of stock option awards granted in 2016 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to the Company’s audited consolidated financial statements for the year ended December 31, 2016, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2017.

(5)
The 2016 amounts shown in this column represent cash payments made to NEOs under the Short-Term Incentive Plan. See “Compensation Discussion and Analysis — 2016 Executive Compensation Decisions — 2016 STIP” for additional information regarding the plan design, 2016 actual performance and payouts authorized under the plan.

(6)
The Company does not maintain a defined benefit pension plan for any of our salaried employees, including our NEOs.

28 − INGEVITY – 2017 Proxy Statement

(7)
Amounts shown in this column for 2016 are derived as follows:

	D. Michael Wilson	John C. Fortson	Edward A. Rose	S. Edward Woodcock	Katherine P. Burgeson
Financial Planning/Counseling(1)	$1,973	$2,507	$2,219	$2,507	$1,973
Qualified Savings Plan Contributions(2)	$23,850	$23,850	$23,850	$23,850	$21,347
Non-Qualified Savings Plan Contributions(3)	$99,043	$36,691	$16,290	$2,965	$16,073
Life Insurance Premiums	$1,800	$1,070	$845	$552	$720
Executive Long-Term Disability(4)	$1,137	$1,137	$1,137	$1,040	$2,116
Relocation(5)	$490,101	$290,914	N/A	N/A	$181,296
Total Other Compensation	$616,767	$356,169	$44,341	$30,914	$223,525
(1)
Reimbursement by the Company for financial planning.

(2)
Annual matching and non-contributory contributions by the Company to qualified 401(k) Savings Plan.

(3)
Annual matching and non-contributory contributions by the Company to non-qualified deferred compensation plan.

(4)
Annual long-term disability premium paid by the Company.

(5)
One-time relocation expenses paid by the Company for relocation of certain NEOs to North Charleston, South Carolina, the Company’s headquarters. These expenses were paid pursuant to the Company’s broad-based relocation policy that covers all Company salaried employees and incudes a gross-up feature. The gross-up for taxes paid by NEOs in 2016 are as follows: $52,438.92 for Wilson; $86,029.70 for Fortson; and $23,641.82 for Burgeson.

Grants of Plan Based Awards in 2016
On May 27, 2016, the Compensation Committee established 2016 annual incentive awards and made grants under the Company’s Omnibus Plan in the form of non-qualified stock options, which vest in full on February 27, 2019. The Compensation Committee also awarded PSUs on May 27, 2016, which vest, subject to the satisfactory attainment of performance goals as determined by the Compensation Committee, at the end of a three-year performance period. The Compensation Committee also awarded RSUs that vest ratably in one-third increments on the anniversary date of the date of grant, unless otherwise specified in the award terms and conditions.
During 2016, the Company paid no dividends. Accordingly, no dividend rights are attached to non-qualified stock option awards, and to date, no dividend equivalents have been credited on either PSU or RSU awards.
The table below shows the plan-based cash and equity awards that were granted to each of our NEO’s during 2016.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards or Units (# of awards)(3)	All Other Option Awards (# of awards)(4)	Exercise Or Base Price of Option Awards(5) ($)	Grant Date Fair Market Value of Stock & Option Awards(6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of awards)	Target (# of awards)	Maximum (# of awards)
D. Michael Wilson
STIP Annual Incentive		400,000	800,000	1,600,000
PSUs	5/27/2016				17,333	35,466	70,932				989,501
RSUs	5/27/2016							56,977			1,589,658
Stock Options	5/27/2016								48,170	27.90	509,197
John C. Fortson
STIP Annual Incentive		166,250	332,500	665,000
PSUs	5/27/2016				9,471	18,941	37,882				528,454
RSUs	5/27/2016							38,715			1,080,149
Stock Options	5/27/2016								27,115	27.90	286,606
Edward A. Rose
STIP Annual Incentive		120,000	240,000	480,000
Replacement Cash Award		—	111,000	—
PSUs	5/27/2016				4,256	8,512	17,024				237,485
RSUs	5/27/2016							6,940			193,626
Stock Options	5/27/2016								11,561	27.90	122,200
INGEVITY – 2017 Proxy Statement − 29

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards or Units (# of awards)(3)	All Other Option Awards (# of awards)(4)	Exercise Or Base Price of Option Awards(5) ($)	Grant Date Fair Market Value of Stock & Option Awards(6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of awards)	Target (# of awards)	Maximum (# of awards)
S. Edward Woodcock
STIP Annual Incentive		68,750	137,500	275,000
Replacement Cash Award		—	48,611	—
PSUs	5/27/2016				1,907	3,813	7,626				106,382
RSUs	5/27/2016							3,085			86,072
Stock Options	5/27/2016								5,178	27.90	54,731
Katherine P. Burgeson
STIP Annual Incentive		82,500	165,000	330,000
PSUs	5/27/2016				2,661	5,322	10,644				148,484
RSUs	5/27/2016							5,320			148,248
Stock Options	5/27/2016								7,619	27.90	80,533
(1)
These columns reflect threshold, target and maximum amounts potentially payable under the Short-Term Incentive Plan. See “Compensation Discussion and Analysis” for discussion of the targets and amounts earned. This column also includes the Replacement Cash Awards granted to Messrs. Rose and Woodcock, as described in the “Compensation Discussion and Analysis”.

(2)
These columns reflect the threshold, target and maximum number of shares that may be earned pursuant to PSUs awarded under the Long-Term Incentive Plan. The Compensation Committee established individual award targets for each NEO and completed the long-term award commitments set forth in the Letter Agreements entered into by WestRock with Messrs. Wilson, Fortson and Ms. Burgeson.

(3)
The RSU awards vest ratably generally in one-third increments over a three-year period tied to the date on which the Compensation Committee approves compensation decisions in February of each calendar year; provided, however, that with respect to certain grants made to Messrs. Wilson and Fortson under their Letter Agreements, the RSUs vest in one-third increments on the anniversary date of each NEO’s respective hire date with WestRock pursuant to their Letter Agreements. The replacement RSU awards made to Messrs. Woodcock, Rose and Ms. Burgeson vest in full on February 27, 2018.

(4)
All options vest in full on February 27, 2019.

(5)
This represents the closing price of the common stock of the Company on May 27, 2016, the date of grant.

(6)
This amount represents the full grant fair market value of equity awards (PSUs, RSUs and options) in 2016 computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at 2016 Fiscal Year End
The table below shows the equity awards that have been previously awarded by the Company to our NEOs and which remained outstanding as of December 31, 2016.
	Option Awards(1)					Stock Awards(2)
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Options Unexercisable (c)	Number of Securities Underlying Unexercised Unearned Options (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares of Stock that have not yet Vested (g)	Market Value of Unvested Shares of Stock ($) (h)	Equity Incentive Plan Awards: Number of Unearned Unvested Units or Shares (i)(3)	Plan Awards Payout Value of Unearned, Unvested Units or Shares ($) (j)(4)
D. Michael Wilson	0	48,170	0	$27.90	5/27/2026	44,072	$2,417,790	35,466	$1,945,665
John C. Fortson	0	27,115	0	$27.90	5/27/2026	29,036	$1,592,915	18,941	$1,039,103
Edward A. Rose	0	11,561	0	$27.90	5/27/2026	6,940	$380,728	8,512	$466,968
S. Edward Woodcock	0	5,178	0	$27.90	5/27/2026	3,085	$169,243	3,813	$209,965
Katherine P. Burgeson	0	7,619	0	$27.90	5/27/2026	5,320	$291,855	5,322	$291,965
(1)
Stock options vest in full on February 27, 2019.

(2)
Column (g) includes RSU awards granted on May 27, 2016 which vest ratably in one-third increments on the first three anniversaries of the award date. The values above include RSU awards made to Messrs. Wilson and Fortson as an inducement for them to become employed by the Company, which pursuant to their Letter Agreements vest ratably in one-third increments on the first three anniversaries of their respective hire dates, September 1, 2015 for Mr. Wilson and October 12, 2015 for Mr. Fortson.

(3)
Column (i) includes PSU awards granted on May 27, 2016, which vest in full as determined by the Compensation Committee based on the Company’s attainment of pre-established financial metrics relating to return on invested capital and cumulative earnings per share for the performance period beginning January 1, 2016 through December 31, 2018 with Compensation Committee evaluation of performance to be made after the close of the 2018 year.

(4)
Market and payout values are based on the Company’s common stock price of  $54.86, which was the closing price of the Company’s common stock on December 30, 2016.

30 − INGEVITY – 2017 Proxy Statement

Option Exercises and Stock Vested during Fiscal 2016
This table shows the stock options that were exercised by, and the RSUs that vested for, each of our NEOs during 2016, and includes WestRock options exercised and WestRock RSU awards that vested at the Separation. Option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of WestRock’s shares of common stock.
	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
D. Michael Wilson	—	—	12,905	569,949
John C. Fortson	—	—	9,679	414,890
Edward A. Rose	—	—	4,850	206,428
S. Edward Woodcock	—	—	1,614	68,697
Katherine P. Burgeson	40,244	652,883	5,921	252,016
(1)
None of our NEO’s exercised any stock options granted by the Company during 2016; the amounts shown for Ms. Burgeson relate to WestRock awards.

(2)
These amounts reflect the number of shares relating to RSUs that vested on the applicable vesting date, prior to withholding of any shares to satisfy taxes for each of the NEOs affected; The amounts for Messrs. Wilson and Fortson relate to 2016 RSU awards granted by the Company, and the amounts for Messrs. Rose, Woodcock and Ms. Burgeson relate to 2015 RSU awards granted by WestRock that vested at the Separation. The values realized upon vesting column for Messrs. Wilson and Fortson represent the average of the high and low of the Company’s stock price on the date of settlement. The values realized upon vesting column for Messrs. Rose, Woodcock and Ms. Burgeson represent WestRock’s closing price on the date of settlement

Non-Qualified Deferred Compensation at 2016 Fiscal Year End
The Company maintains a non-qualified deferred compensation plan effective as of January 1, 2016, that permits executives to defer 80% of their base salary and short-term incentive compensation. The plan also operates as an excess benefit plan enabling employees to defer salary, Company matching, transition and other non-contributing contributions in excess of Internal Revenue Code limits that apply to the Company’s qualified 401(k) Savings Plan. Amounts contributed may be allocated towards notional accounts into up to 16 investment funds as directed by the executive. There is no guaranteed investment return with respect to any of these funds. The funds mirror those options available to all employees who participate in the Company’s broad-based qualified 401(k) Savings Plan including two additional funds.
The table below includes information on each of our NEO’s non-qualified deferred compensation plan accounts, including contributions to the Company plan for 2016, and also including Company and executive contributions made by the NEO to both the Company’s and WestRock’s plans.
	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End(3)
D. Michael Wilson	$110,048	$99,043	$8,002	0	$217,093
John C. Fortson	$24,461	$36,691	$2,233	0	$63,385
Edward A. Rose	$12,630	$16,290	$3,086	0	$363,139
S. Edward Woodcock	$5,027	$2,965	$2,181	0	$29,478
Katherine P. Burgeson	$38,586	$16,073	$107,768	0	$1,346,527
(1)
After each NEO reaches the designated maximum contribution or contribution limit under the Company’s 401(k) Savings Plan, he or she may continue to defer compensation under this plan, and separately he or she can defer up to 80% of his or her eligible compensation into the Company’s plan. These amounts represent contributions made by each of our NEOs during 2016. The amounts for Messrs. Rose, Woodcock and Ms. Burgeson also include executive contributions to the WestRock plan for the 2016 Pre-Separation Period.

(2)
These amounts represent contributions by the Company that exceeded the qualified plan contribution and compensation limits applicable to matching, non-elective, and transition contributions that would otherwise have been made to the Company’s qualified 401(k) Savings Plan, but for the limits applicable to such plan.

(3)
The amounts in the earnings and aggregate earnings column represent accumulated earnings in both the WestRock and Company plans.

INGEVITY – 2017 Proxy Statement − 31

Potential Payments Upon Involuntary Termination
(other than Change of Control)
The table below shows the severance benefits that would be payable to each of our NEOs if he or she had experienced an involuntary termination of employment from the Company on December 31, 2016, (absent cause or because of misconduct and excluding death, disability or retirement) pursuant to the terms of either the Company’s Broad-Based Severance Plan, or in the case of the NEOs covered by a Letter Agreement, subject to the Letter Agreements’ terms.
	D. Michael Wilson	John C. Fortson	Edward A. Rose	S. Edward Woodcock	Katherine P. Burgeson
Cash Severance(1)	$3,200,000	$1,211,250	$400,000	$275,000	$495,000
2016 RSU Awards(2)	$1,415,937	$0	$0	$0	$0
Post-Termination Health Care(3)	$3,738	$3,663	$3,738	$3,738	$3,588
Outplacement Services and Financial Planning(4)	$40,000	$40,000	$40,000	$40,000	$40,000
Total Other Compensation	$4,659,675	$1,254,913	$443,738	$318,738	$538,588
(1)
WestRock entered into Letter Agreements with Messrs. Wilson, Fortson and Ms. Burgeson, which provided for the payment of cash severance in the amount of two times the sum of the executive’s base salary and target annual incentive for Mr. Wilson, and one and one-half times the sum of the NEO’s base salary and target annual incentive for Mr. Fortson and Ms. Burgeson. The severance is payable over two years for Mr. Wilson and eighteen months for Mr. Fortson and Ms. Burgeson. In the case of Messrs. Rose and Woodcock, who are covered by the Company’s Broad-Based Severance Plan, both executives are eligible to receive a cash severance payment equal to one times their base salary, generally payable over a one-year period. Note that Mr. Rose left the Company on January 31, 2017. Additional details are reported in our Form 8-K filed with the SEC on February 3, 2017.

(2)
This represents the value of Mr. Wilson’s unvested 2016 RSU award that would vest in the event of his termination of employment absent cause under the terms of his Letter Agreement. The value reflects the vesting of 25,810 shares on December 30, 2016, which value represents the closing price of the Company’s common stock, $54.86 on December 30, 2016. Since none of the options, RSUs or PSUs with respect to the NEOs were outstanding for at least one-year following the grant date, they are not eligible for accelerated vesting because of an involuntary termination of employment on December 31, 2016.

(3)
This represents the subsidized portion of health care (Company paid benefit) for a period of three months following termination of employment, based on the current health care plan coverage selections for all of our NEOs.

(4)
This represents the value of twelve months of outplacement services ($25,000), a benefit that is also provided for under the terms of the severance plan, as well as one year of financial counseling ($15,000).

Potential Payments Upon Termination — Retirement
The table below shows the value of any stock options, RSUs, as applicable that vest due to retirement at age 65 (or 55 with twenty years of service) assuming a December 31, 2016 termination date.
	D. Michael Wilson	John C. Fortson	Edward A. Rose	S. Edward Woodcock	Katherine P. Burgeson
Stock Options(1)	0	0	$311,685	0	0
Total	0	0	$311,685	0	0
(1)
This represents the intrinsic value of unvested stock options covering 11,516 shares that would vest if retirement was on December 31, 2016. The terms and conditions applicable to RSU and PSU awards do not provide for accelerated vesting unless such awards have been outstanding for at least one year from the date of grant. Only Mr. Rose was eligible for accelerated vesting with respect to his 2016 stock option award due to his age (55) and service (more than 20 years) as of December 31, 2016, the assumed termination date.

Potential Payments Upon Termination — Death or Disability
Except as noted below, since none of the awards granted to our NEOs in 2016 have been outstanding for at least one year as of December 31, 2016, no awards (stock options, RSUs or PSUs) are eligible by their terms for accelerated vesting because of death or disability. Mr. Wilson’s service-based RSU award covering 25,810 unvested shares would vest upon his termination of employment for any reason absent Cause (as defined in his Letter Agreement). The value of this RSU award is $1,415,937 based on the closing price of the Company’s common stock on December 30, 2016.
32 − INGEVITY – 2017 Proxy Statement

Potential Payments Upon Termination and Change of Control

While the Company has approved and entered into Severance and Change of Control Agreements with each of its NEOs, these Agreements did not become effective until March 1, 2017. As a result, the table below reflects the amount of compensation that would have become payable to each of our NEOs under existing plans and arrangements as if the NEO’s employment had terminated on December 31, 2016 based on the Letter Agreements and the Company Severance Plan, both of which continued to be in effect on December 31, 2016. The benefits described are in addition to any benefits available prior to the occurrence of a change of control, such as qualified plan distributions from the Company’s 401(k) Savings Plan, payment of any accrued vacation or exercises of any stock options already exercisable.
The Letter Agreements were entered into between Westrock and Messrs. Wilson, Fortson and Ms. Burgeson and include terms and conditions relating to change of control severance, which include double trigger payment provisions requiring both a change of control and a qualifying termination as a prerequisite to the payment of severance.
The Letter Agreements contain the following defined terms:
A “Change of Control Termination Event” means the executive is terminated by WestRock, the Company or a successor other than for Cause or, if the executive terminates his or her employment with WestRock, the Company or a successor for
Good Reason within one (1) year following a Change of Control provided the executive is employed on the date of the Change of Control.
“Cause” means engagement in fraud, gross misconduct, gross negligence, disloyalty, gross insubordination, breach of trust, or breach of any material provisions of the conditions of the executive’s employment or conviction of a felony.
“Change of Control” means the consummation of any reorganization, merger, consolidation or share exchange unless the persons who were the beneficial owners of the outstanding shares of the common stock of WestRock or the Company immediately before the consummation of such transaction beneficially own more than fifty (50) percent of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction.
“Good Reason” means that with respect to the executive’s employment at WestRock or the Company or either of their successors, the executive is assigned duties that are inconsistent with his or her position immediately prior to the Change of Control, or the NEO’s annual base salary is reduced, or a material element of his or her compensation is reduced or eliminated or he or she is relocated to an office that is more than fifty (50) miles from Charleston, South Carolina.

Change of Control Severance for D. Michael Wilson, John C. Fortson and Katherine P. Burgeson

If a Change of Control Termination Event occurs on or before January 1, 2019, and each NEO is terminated by WestRock, the Company or any successor (or he or she terminates employment on account of Good Reason) before January 1, 2019 absent Cause within one year following a Change of Control, he or she is entitled to receive cash severance in the amount of three (3) years (for Mr. Wilson) and two-years (for Mr. Fortson and Ms. Burgeson) of his or her then-current base salary and target bonus for such period, the payment of which is to be made over a three-year period (for Mr. Wilson) and two-years (for Mr. Fortson and Ms. Burgeson). In addition, all of the NEOs’ long-term incentive awards granted within twelve (12) months of the date of each NEO’s respective Letter Agreement with WestRock vest at target performance levels in the event of a Change of Control Termination Event.

Change of Control for Mr. Woodcock

If Mr. Woodcock is terminated involuntarily (whether or not in connection with a change of control), his right to severance is governed by the terms and conditions of the Company’s broad-based Severance Plan, which applies to all salaried executives and non-union hourly employees. Under this plan, Mr. Woodcock is entitled to a maximum cash severance payment equal to one time his base salary in effect at the time of termination payable generally over a one-year period.

Edward A. Rose

The tables below include amounts of severance payable to Mr. Rose had he terminated employment on December 31, 2016. As previously described, Mr. Rose left the Company on January 31, 2017. See our Form 8-K filed with the SEC on
February 3, 2017 for more information on the actual amounts paid to him at that time.

INGEVITY – 2017 Proxy Statement − 33

No Gross-Up

Neither the Letter Agreements nor the Severance Plan include any gross-up feature payable to NEOs with respect to any excise taxes owed in connection with a change of control parachute payment.
Release of Claims and Noncompetition and Non-Solicitation Agreement

Severance is not payable to any NEO unless and until he or she signs a release of claims against the Company and in the case of Messrs. Wilson and Fortson and Ms. Burgeson (who are covered by Letter Agreements) each executive agrees to a noncompetition and a non-solicitation agreement.

Equity Acceleration

With respect to those equity grants not covered by the Letter Agreements or the Severance Plan (which is silent on the terms of equity), the terms of the Company’s Omnibus Plan control. Under the terms of the Omnibus Plan, in the event of a change of control where the NEO receives a “replacement award,” no accelerated vesting, exercisability and/or payment of an outstanding award shall occur, unless on or after the occurrence of the change of control, the participant’s employment is terminated without cause, other than as a result of death or disability, or the NEO resigns for good reason. In such cases, upon the second trigger, holders of such awards will be entitled to accelerated vesting, and such awards will be exercisable and/or will be settled. If an NEO does not receive a replacement award, then upon the occurrence of a change of control, all outstanding unvested options shall be fully vested and exercisable and all restrictions applicable to outstanding stock awards that are not performance-based will lapse in full and the awards will be fully vested. With respect to performance awards, upon a change of control, such awards will be considered earned at their target value (or, if greater, the level of achievement as of the date of the change of control, if determinable by the Committee) and prorated if the change of control occurs within the performance period), and will immediately be paid or settled subject to the provisions of Section 409A of the Code.

Change of Control Severance Payments(1)
The table below reflects the impact of an involuntary termination of employment (or Good Reason termination, if applicable) on December 31, 2016 under the terms of the Company’s plans and programs (including the terms of the Letter Agreements with certain of our NEOs) in effect on December 31, 2016:
	D. Michael Wilson	John C. Fortson	Edward A. Rose	S. Edward Woodcock	Katherine P. Burgeson
Cash Severance(2)	$4,800,000	$1,615,000	$400,000	$275,000	$990,000
Pro-Rata Target Incentive(3)	$800,000	$332,500	$240,000	$137,500	$165,000
Intrinsic Value of Stock Option(4)	$1,298,663	$730,000	$311,685	$139,599	$205,408
Performance-Based RSU Award(5)	$1,945,665	$1,039,103	$111,508	$49,950	$291,965
Service-Based RSU Award(6)	$2,417,790	$1,592,915	$380,728	$169,243	$291,855
Long-Term Cash Award(7)	—	—	$88,889	$48,611	—
Post-Termination Healthcare(8)	$3,738	$3,663	$3,783	$3,738	$3,588
Outplacement Services and Financial Planning(9)	$40,000	$40,000	$40,000	$40,000	$40,000
Deferred Compensation(10)	$182,815	$50,708	$27,167	$29,418	—
Total	$11,488,671	$5,403,889	$1,603,760	$893,059	$1,987,816
(1)
These amounts assume a stock price of  $54.86, which was the closing price of the Company’s stock on December 30, 2016, the last business day of 2016; actual values will vary based on changes in the Company’s stock price on the termination date.

(2)
The change in control cash severance is equal to three times base salary plus the executive’s current target annual cash incentive award for Mr. Wilson. For Mr. Fortson and Ms. Burgeson, the cash severance is equal to two times their base salary plus their current target annual incentive. For Messrs. Rose and Woodcock, the cash severance is equal to one times their base salary.

(3)
This represents the value of the annual short-term incentive (assuming target performance levels) payable upon termination in connection with a change of control.

34 − INGEVITY – 2017 Proxy Statement

(4)
This represents the intrinsic value of unvested stock options, which vest as of the termination date following a change in control scenario. While there is no incremental value for Mr. Rose as he is already retirement eligible (age 55 with more 20 years of service) for accelerated vesting associated with a change of control termination of employment, the full intrinsic value of his options is nevertheless provided above.

(5)
This represents the value of 2016 PSU awards granted to Messrs. Wilson, Fortson and Ms. Burgeson, which would vest in full in connection with a termination following a change in control termination, assuming target performance with no proration pursuant to their Letter Agreements. With respect to the 2016 PSU awards granted to Messrs. Rose and Woodcock, the values above reflect accelerated vesting resulting from a termination of employment following a change of control where the awards vest at target performance values, but are prorated to reflect the executive’s service from the award date to the assumed termination date, December 31, 2016 relative to the full performance period.

(6)
This represents the full value of 2016 RSU awards that vest in full upon a termination of employment following a change of control.

(7)
This represents the value of 2015 Long-Term Cash awards granted by WestRock, which vested at the Separation, but which are not payable until the executive’s termination of employment.

(8)
This represents a cash lump sum payment in lieu of continued health care coverage for three months following termination of employment, a benefit offered to all terminated employees.

(9)
This represents the value of outplacement services for twelve months following termination of employment ($25,000) and financial counseling for one year ($15,000).

(10)
This represents the value of the executive’s non-qualified deferred compensation account payment accelerated in the event of a change of control based on the executive’s election. Absent an executive election, no acceleration occurs on a change of control.

RELATED PARTY TRANSACTIONS
Under its charter, the Governance Committee is charged with reviewing all potential related party transactions. Our policy has been that the Governance Committee, which is comprised solely of independent directors, reviews and then recommends such related party transactions to the entire Board for further review and approval. All such related party transactions are then required to be reported under applicable SEC rules. Aside from this policy, we have not adopted additional procedures for review of, or standards for approval of, related party transactions but instead review such transactions on a case by case basis.
Transactions

Prior to the Separation, WestRock Company was our sole stockholder and, therefore, is deemed a “related party” even though WestRock Company ceased to hold any shares of Ingevity Common Stock upon the completion of the Separation. Consequently, we are required to disclose the following agreements that we entered into with WestRock prior to the Separation.
In order to govern certain ongoing relationships between Ingevity and WestRock after the Separation and to provide mechanisms for an orderly transition, Ingevity and its affiliates and WestRock and its affiliates entered into certain agreements pursuant to which certain services and rights were provided for following the Separation. The following is a summary list of the material agreements we entered into with WestRock:
•
A Separation and Distribution Agreement, which governed the overall terms of the Separation. Generally, the Separation and Distribution Agreement set forth the agreements between Ingevity and WestRock regarding the principal actions needed to be taken in connection with the Separation from WestRock. The Separation and Distribution Agreement also set forth other agreements that govern certain aspects of Ingevity’s relationship with WestRock following the Separation, and contains terms governing the allocation of legal claims and liabilities, the release of claims between Ingevity and WestRock, and the indemnification obligations following the Separation.

•
A Transition Services Agreement, which sets forth the terms pursuant to which WestRock and its subsidiaries will provide, on an interim, transitional basis, various services to Ingevity.
•
A Tax Matters Agreement, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, tax refunds, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters. Furthermore, the Tax Matters Agreement imposed certain restrictions on Ingevity and its subsidiaries that are designed to preserve the qualification of the distribution and related transactions under provisions of the Internal Revenue Code.

•
An Intellectual Property Agreement, pursuant to which WestRock conveyed to Ingevity certain intellectual property, software and technology dedicated to Ingevity’s business and granted to Ingevity a license to use WestRock’s intellectual property. As part of the Intellectual Property Agreement, Ingevity granted WestRock a license with respect to certain of Ingevity’s intellectual property.

•
An Employee Matters Agreement, which allocated between the parties the assets, liabilities and responsibilities with respect to certain employee compensation, pension and benefit plans, programs and arrangements and certain employment matters.

•
A Crude Tall Oil and Black Liquor Soap Skimmings Agreement, which is a long-term supply agreement with affiliates of WestRock pursuant to which Ingevity will

INGEVITY – 2017 Proxy Statement − 35

purchase certain outputs from WestRock’s existing kraft mills.
•
A Covington Lease Agreement and Plant Services Agreement, which is a fifty-year lease and corresponding plant services agreement with respect to WestRock’s paperboard and pulp mill located in Covington, Virginia.

The foregoing is not a complete description of the terms of the agreements we have entered into with WestRock. Additional information about the terms of these agreements is included in the section entitled “Certain Relationships and Related Person Transactions” in the information statement, dated May 3, 2016, attached as Exhibit 99.1 to the Current Report on Form 8-K filed by us with the SEC on May 3, 2016.
The Governance Committee has not identified any other related party transactions since the beginning of the fiscal year ended December 31, 2016 and none are currently proposed.

AUDIT COMMITTEE REPORT
Management is responsible for the Company’s financial reporting process, including the effectiveness of its internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and the Company’s internal control over financial reporting and issuing reports thereon. The Audit Committee’s responsibility is, among other things, to monitor and oversee these processes and to report thereon to the Board.
Throughout 2016, the Audit Committee received regular reports from management, the internal auditors and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, regarding the plans for, and scope and results of, their audits and reviews of the Company’s financial statements and internal controls over financial reporting.
Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. This review included discussions with PricewaterhouseCoopers LLP of the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee also received from PricewaterhouseCoopers LLP the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP the issue of their independence from the Company.
Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
THE AUDIT COMMITTEE
Jean S. Blackwell, Chair
Luis Fernandez-Moreno
J. Michael Fitzpatrick
Daniel F. Sansone

36 − INGEVITY – 2017 Proxy Statement

PROPOSAL NO. 2 — APPROVAL OF THE ADOPTION OF THE 2017 INGEVITY EMPLOYEE STOCK PURCHASE PLAN
General
In December 2016, our Compensation Committee and Board authorized the adoption of a 2017 Employee Stock Purchase Plan, which we refer to as the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” that meets the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). We are submitting the ESPP for stockholder approval pursuant to the requirements of Section 423 of the Code. The ESPP will become effective on July 1, 2017, subject to stockholder approval.
The purpose of the ESPP is to allow employees to purchase shares of Ingevity Common Stock at a discount through payroll deductions. Our Board believes the ESPP promotes the interests of Ingevity and its stockholders by attracting, retaining and motivating talented employees and aligning the interests of participating employees with those of our stockholders. A total of 250,000 shares of Ingevity Common Stock will be available for issuance under the ESPP.

Description of the Principal Features of the ESPP
A copy of the ESPP is included as Appendix B to this proxy statement. The following description of the principal features is not intended to be complete and is qualified in its entirety by the complete text of the ESPP. Unless otherwise indicated, the following describes the provisions of the ESPP that are intended to meet the requirements of Section 423 of the Code.

Administration
Unless otherwise determined by our Board, the ESPP will be administered by the Compensation Committee or its authorized delegate. As the administrator, the Compensation Committee may interpret and construe the plan, may make such rules and regulations and establish such procedures for the administration of the plan as it deems appropriate, and has the authority to exercise all powers and authorities necessary or advisable in the administration of the ESPP. The Compensation Committee’s decisions are final and binding. The Compensation Committee serves at the discretion of our Board and its members do not receive any compensation from the assets of the ESPP.

Eligibility and Participation
Under the ESPP, eligible employees of Ingevity and its designated subsidiaries may be given the opportunity to purchase shares of our Common Stock through payroll deductions made from the eligible employee’s salary. Generally, all employees of Ingevity or its designated subsidiaries who have been employed for at least thirty days will be eligible to participate in the ESPP. The administrator may, prior to the enrollment period for an offering, determine that employees who have been employed less than two years (or a lesser period of time), employees who customarily work twenty hours or less per week, employees who are customarily employed not more than five months (or a lesser period of time) in any calendar year, employees who are citizens or residents of a foreign jurisdiction where compliance with the local laws would cause the plan to violate the requirements of Section 423 of the Code, or employees above a certain salary grade level will not be eligible to participate in the ESPP. Approximately 1,100 employees will be eligible to participate in the ESPP. Executive officers are not eligible to participate in the ESPP.
In no event will an employee who owns five percent or more of the total combined voting power or value of all classes of Ingevity stock be eligible to participate in the ESPP. In addition, no participant may purchase shares of Common Stock that, following the purchase (and including all options held by such participant), would cause him or her to own five percent or more of the total combined voting power or value of all classes of Ingevity stock.
By its terms and consistent with Section 423 of the Code, the ESPP provides that all eligible employees granted options under the plan or offering shall have the same rights and privileges, and the plan will not discriminate in favor of any particular class of employees.

INGEVITY – 2017 Proxy Statement − 37

Designated Subsidiaries
The administrator may designate subsidiaries from time to time, in its sole discretion, to participate in the ESPP. Any subsidiaries of Ingevity may be designated to participate, including corporations or other entities that become subsidiaries after the ESPP’s effective date.

Purchase of Shares
The ESPP allows eligible employees to purchase shares of Common Stock at a discount. Eligible employees may elect to participate by completing an authorization form and timely filing it with Ingevity or its authorized delegate during the enrollment period. The enrollment period duration and timing may be established by the administrator but, unless otherwise determined, will generally be the one (1) month period preceding the purchase period. In the authorization form, the participant will be authorizing after-tax payroll deductions from his or her compensation as a percent of compensation. However, no employee shall be permitted to purchase Common Stock with a value greater than $25,000 in any calendar year. In addition, no employee shall be permitted to purchase more than 5,000 shares of Common Stock or have more than 15% of his or her compensation deducted, each in any purchase period. The administrator may establish additional rules regarding a required minimum contribution level, the types of compensation from which deductions may be taken and other limitations on the dollar amounts that may be withheld.
Eligible employees who participate elect to use the money deducted from their compensation to purchase shares of Common Stock at a purchase price equal to 85% of the lower of  (A) the fair market value of a share on the first day of the offering or (B) the fair market value of a share on the last day of the purchase period. The fair market value of a share on any given date shall be the closing price for a share as reported on the NYSE (or other exchange on which the stock is traded).
Purchase periods under the ESPP are generally three (3) months long and begin on the first day of each calendar quarter and end on the last day of such calendar quarter. The first purchase period will begin on July 1, 2017 and will end on the last business day of the quarter ending September 30, 2017. The administrator may determine a different starting date or duration for a purchase period however, in no event may any purchase period exceed twenty-seven (27) months.

Withdrawal and Termination of Employment
Any employee may, preceding the termination of a purchase period, withdraw all payroll deductions then credited to his or her account by filing an amended authorization form with Ingevity or its authorized delegate on or before the last day of the purchase period. As soon as practicable after receipt of the amended authorization form, all payroll deductions credited to the employee’s account will be paid to him or her in cash (without interest) and no further payroll deductions will be made for such employee during the purchase period. Partial withdrawals of payroll deductions are not permitted.
If an employee’s employment is terminated for any reason prior to the end of any purchase period in which he or she is participating, no option will be granted to such employee and the payroll deductions credited to his or her account will be returned to the employee (or his or her beneficiary).

Rights Not Transferable
A participant’s rights under the ESPP are exercisable only by the participant and may not be sold, transferred, pledged, or assigned in any manner during his or her lifetime or by any other person during his or her lifetime.
Adjustments to Shares
In the event of any change in capitalization of the Company (for example, a dividend or other distribution or a stock split), our Board will adjust, in such manner as it may deem equitable, the number of shares of stock covered by each unexercised option granted pursuant to the plan, as well as the price per share of Common Stock covered by each such option. In addition, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, our Board will adjust the number of shares of Common Stock available under the plan and the number of shares of Common Stock covered by options granted under the plan and the related purchase price.

38 − INGEVITY – 2017 Proxy Statement

Amendment or Termination
Our Board may from time to time amend the ESPP to the extent our Board deems necessary or appropriate in light of and consistent with the requirements of Section 423 of the
Code and the laws of the State of Delaware. Our Board may also terminate the ESPP or any offering made under the ESPP at any time.

Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the ESPP and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Accordingly, participants in the ESPP should consult their respective tax advisors to determine the tax consequences of their participation.
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under an employee stock purchase plan, an eligible employee recognizes no taxable income upon either the grant or the exercise of the option. The employee does not recognize taxable income until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.
If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares. Ingevity will be entitled to a corresponding income tax deduction for the taxable year in which such disposition occurs equal to such excess. The participant will also recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.
If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of  (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price for those shares or (ii) 15% of the closing selling price of the shares on the participant’s entry date into that purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Ingevity will not be entitled to an income tax deduction with respect to such disposition.

Plan Benefits
Because the amount of benefits to be received by each employee in the ESPP is determined by his or her discretionary election and depends upon the fair market value of our Common Stock at various future dates, the amount of future benefits to be allocated to any individual or group of individuals under the plan in any particular year is not determinable.
No shares will be purchased under the ESPP by our CEO and other executive officers at future dates because executive officers are not eligible to participate.

Vote Required
Approval of the ESPP requires the favorable vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal. Under applicable NYSE rules, brokers are not permitted to vote shares held for a customer without specific instructions from the customer. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.
INGEVITY – 2017 Proxy Statement − 39

Value of Ingevity Common Stock
The fair market value of Ingevity common stock as of March 7, 2017 was $58.43 per share.
Recommendation of the Board

The Board recommends a vote FOR the approval of the adoption of the ESPP.
40 − INGEVITY – 2017 Proxy Statement

PROPOSAL NO. 3 — APPROVAL OF THE MATERIAL TERMS FOR QUALIFIED PERFORMANCE–BASED COMPENSATION FOR SECTION 162(m) OF THE INTERNAL REVENUE CODE PURPOSES UNDER THE INGEVITY CORPORATION 2016 OMNIBUS INCENTIVE PLAN
In May of 2016, prior to the Separation, we established the Omnibus Plan. WestRock, our sole stockholder at the time, approved the Omnibus Plan on April 28, 2016 and approved an amendment thereto on May 13, 2016.
We are submitting the Omnibus Plan to stockholders at the Annual Meeting so as to obtain stockholder approval of the material terms for “qualified performance-based compensation” under the Omnibus Plan to satisfy the stockholder approval requirements under Section 162(m) of the Code. The Omnibus Plan provides for cash and equity-based awards to be granted to eligible participants at the discretion of the Compensation Committee. We are not now amending or modifying the Omnibus Plan. However, we are seeking stockholder approval of the material terms of the performance goals under which compensation may be paid under the Omnibus Plan. The material terms include:
•
The employees eligible to receive compensation;

•
A description of the business criteria on which the performance goals are based; and

•
The maximum amount of compensation that can be paid to any employee.

Section 162(m) of the Code and the regulations and guidance promulgated thereunder (collectively, “Section 162(m)”), generally do not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer, or any of its other three most highly compensated executive officers (other than its chief financial officer), unless these payments are “performance-based” in accordance with requirements specified under Section 162(m). Stockholder approval of the material terms of the performance goals under the Plan is one of the requirements that must be met for us to make awards under the Plan tax deductible to Ingevity as “performance-based” compensation under Section 162(m).

Description of the Principal Features of the Omnibus Plan
A copy of the Omnibus Plan is included as Appendix C to this proxy statement. The following description of the principal features is not intended to be complete and is qualified in its entirety by the complete text of the Omnibus Plan.
Administration

Except as otherwise provided with respect to actions or determinations by the Board, the Omnibus Plan is administered by the Compensation Committee, which is comprised of non-employee members of the Board as defined in SEC Rule 16b-3, and who also satisfy the independence requirements prescribed by the NYSE, the exchange on which Ingevity lists its Common Stock.

Eligibility

All of employees of Ingevity or any of its subsidiaries and all non-employee directors are eligible to receive an award under the Omnibus Plan. The Compensation Committee has the sole and complete authority to determine the participants to whom awards will be granted under the Omnibus Plan, subject to certain limitations described below. As of March 1, 2017, approximately 600 employees and six non-employee directors were eligible to participate in the Omnibus Plan.
INGEVITY – 2017 Proxy Statement − 41

Types of Awards

Options to purchase shares of Common Stock, stock appreciation rights (“SARs”), restricted stock, RSUs, deferred stock units, other stock-based awards (e.g., performance units), cash awards, and performance awards may be granted under the Omnibus Plan. Options may be granted as incentive stock options under Section 422 of the Code or nonqualified stock options.

Repricings and Exchanges

Repricing of options and SARs and the cancellation of options and SARs in exchange for cash or other awards or options or SARs having a lower exercise price is prohibited under the Omnibus Plan without approval of our stockholders.
No Payment of Dividends on Unvested Shares

The Compensation Committee may include provisions in stock awards for the payment or crediting of dividends or dividend equivalents upon vesting of the award. However, no dividends or dividend equivalents will be paid on unvested stock awards, including restricted stock or RSUs or performance units that may be settled in Ingevity Common Stock, prior to vesting, and no dividends or dividend equivalents will be paid on options or SARs.

Vesting Limitations

Any stock award, option or SAR that is not a performance award generally must have a minimum vesting period of one year and any performance award generally must have a performance period of not less than one year. Earlier vesting of awards may occur in the event of a change in control, death, disability, retirement, involuntary termination without cause or voluntary termination for good reason and to the extent provided for in an employee’s employment agreement that was effective prior to the effective date of the Omnibus Plan. Vesting of a stock award, option, SAR or performance award may occur incrementally over the vesting period or performance period, as applicable.

Number of Shares Authorized

Under the Omnibus Plan, awards for a total of 4,000,000 shares of Ingevity Common Stock may be granted in the aggregate. If an award is forfeited, terminates, expires or lapses without being exercised, or any award is settled for cash, the number of shares previously subject to such award shall again be available for future grant. As of March 1, 2017, options to purchase 301,492 shares of Ingevity Common Stock were issued and outstanding, and we had outstanding 532,358 restricted stock units under the Omnibus Plan.

Recoupment

Under the terms of the applicable award agreements, Ingevity may recoup any cash or shares distributed under the Omnibus Plan if the participant breaches any of the restrictive covenants contained in the applicable award agreement. In addition, all awards granted under the Omnibus Plan are subject to any recoupment policy adopted or amended by Ingevity.

Award Limits

No person may be granted awards of options or SARs during any calendar year with respect to more than 150,000 shares of Ingevity Common Stock. The maximum performance compensation award payable to any one participant during any calendar year is also 150,000 shares of Ingevity Common Stock. In addition, no employee may be granted during any calendar year (1) cash awards or (2) restricted stock unit awards or performance unit awards that may be settled solely in cash having a value determined on the grant date in excess of  $4,000,000. In addition, during any calendar year, no non-employee directors may be granted equity-based awards having a fair market value in excess of  $250,000 on the date of grant.

42 − INGEVITY – 2017 Proxy Statement

Description and Terms of Awards

Options
An option provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Ingevity Common Stock at the exercise price specified in the award agreement. The maximum term of an option granted under the Plan will be ten years from the date of grant. The exercise price per share paid by a participant will be determined by the Compensation Committee at the time of grant but will not be less than the fair market value of one share of Ingevity Common Stock on the date the option is granted. Fair market value of a share will generally mean the closing sales price on the NYSE (or other exchange on which the stock is traded). Payment in respect of the exercise of an option may be made in cash or the Compensation Committee may, if the participant elects, allow such payment to be made by surrender of unrestricted shares of Ingevity Common Stock which are otherwise deliverable on the date of exercise. The Compensation Committee may also allow such payment to be made through a broker-assisted cashless exercise mechanism.
SARs
A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of Ingevity Common Stock or a combination of the foregoing, the appreciation, if any, in the value of one share of Ingevity Common Stock over a certain period of time. The exercise price per SAR paid by a participant will be determined by the Compensation Committee at the time of grant but will not be less than the fair market value of one share of Ingevity Common Stock on the date the SAR is granted. The maximum term of a SAR granted under the Plan will be ten years from the date of grant.
Restricted Stock
An award of restricted stock is a grant of shares subject to conditions and restrictions set by the Compensation Committee and specified in the applicable award agreement. The grant or vesting of an award of restricted stock may be conditioned upon service to Ingevity or our affiliates or upon the attainment of performance goals or other factors, as determined in the discretion of the Compensation Committee.
Restricted Stock Units
Upon the expiration of the vesting period with respect to any RSUs, Ingevity will deliver to the participant (i) one share of Ingevity Common Stock or, at the discretion of the Compensation Committee, an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned for each vested RSU and (ii) if provided for in the award agreement, cash or shares of Ingevity Common Stock equal to the dividend equivalents credited to the RSU.
Deferred Stock Units
A non-employee director is authorized, to the extent permitted by our Board, the Non-Employee Deferred Compensation Plan and the Non-Employee Director Compensation Policy, to defer payment of his or her compensation by electing to receive deferred stock units. If the director so elects, notional shares of deferred stock units will be credited to the director and may be subject to vesting and forfeiture conditions as provided in the Non-Employee Deferred Compensation Plan and the Non-Employee Director Compensation Policy. Each notional share credited to the director represents the right to receive one share of Ingevity Common Stock on or as soon as practicable after the director’s termination from service on our Board.
Other Stock-Based Awards
The Compensation Committee is authorized to grant other awards of Ingevity Common Stock or other awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Ingevity Common Stock including, without limitation, unrestricted shares of Ingevity Common Stock or performance units.
Cash Awards
The Compensation Committee is authorized to grant cash awards under the Omnibus Plan. Cash awards granted under the Omnibus Plan will be subject to the terms and conditions determined by the Compensation Committee and specified in the applicable award agreement.

Performance Awards

The Compensation Committee may, in its discretion, grant any award under the Omnibus Plan in the form of a performance award by conditioning the vesting of the award on the satisfaction of certain performance goals. To the extent an employee award is intended to qualify as “qualified performance-based compensation” under Section 162(m), the timing, establishment and adjustment of performance goals will be implemented by the Compensation Committee in a manner designed to preserve the treatment of such award as “performance-based compensation” for purposes of Section 162(m).
The Compensation Committee must establish performance goals with reference to one or more of the following:

INGEVITY – 2017 Proxy Statement − 43

•
contract awards;

•
backlog;

•
market share;

•
revenue;

•
sales;

•
days’ sales outstanding;

•
overhead;

•
other expense management;

•
operating income;

•
operating income margin;

•
improvement in capital structure;

•
credit rating;

•
earnings (including net earnings, earnings before taxes, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization);
•
earnings margin;

•
earnings per share;

•
cash flow;

•
working capital;

•
book value per share;

•
return on stockholders’ equity;

•
return on investment or return on invested capital;

•
cash flow return on investment;

•
return on assets;

•
total stockholder return;

•
economic profit;

•
stock price;

•
total contract value;

•
annual contract value; or

•
client satisfaction.

The Compensation Committee may provide in any particular performance award agreement that performance results may be adjusted to include or exclude particular factors, including but not limited to any of the following events that occur during a performance period:
•
asset write-downs;

•
litigation or claim judgments or settlements;

•
the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

•
any reorganization or restructuring programs;

•
unusual or infrequent items as described in applicable accounting guidance or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to stockholders for the applicable year;

•
acquisitions or divestitures;

•
foreign exchange gains and losses; and

•
settlement of hedging activities.

Change of Control

Double Trigger Event
Under the terms of the Omnibus Plan, in the event of a change in control where the participant receives a “replacement award,” no accelerated vesting, exercisability and/or payment of an outstanding award shall occur, unless on or after the occurrence of the change in control, the participant’s employment is terminated without cause, other than as a result of death or disability, or the participant voluntarily resigns for good reason. In such cases, upon the second trigger, holders of such awards will be entitled to accelerated vesting, will be exercisable and/or will be settled.
In general, an award is considered a replacement award if it is of the same type and of equal value to (as of the date of the change in control) the award it is replacing, contains terms relating to vesting that are substantially similar to the award it is replacing, and has other terms and conditions that are not less favorable to the participant than those of the award it is replacing (as of the date of the change in control).
Trigger Event If No Replacement Award
If a participant does not receive a replacement award, then upon the occurrence of a change in control, all outstanding options and SARs that have not vested in full shall be fully vested and exercisable and all restrictions applicable to outstanding stock awards that are not performance awards will lapse in full and the awards will be fully vested.
Performance Awards
Upon a change in control, all stock awards that are performance awards will be considered earned and payable at their target value (or, if greater, the level of achievement, if determinable, as of the date of the change in control) and prorated (if the change in control occurs during the performance period), and will immediately be paid or settled, subject to the later settlement if required by Section 409A of the Code.

Assignability and Transfer

Generally, unless otherwise determined by the Compensation Committee and expressly provided for in the applicable award agreement, no award may be assigned, alienated, pledged, sold or otherwise transferred other than by will or the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of the Omnibus Plan or applicable award agreement and is in a form that is acceptable to the Compensation Committee.

44 − INGEVITY – 2017 Proxy Statement

Adjustments to Shares

In the event of changes in the outstanding stock or capital structure of Ingevity (such as by reason of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization or other transactions or events as described in the Omnibus Plan), awards granted under the Omnibus Plan as well as the maximum number of shares of Ingevity Common Stock which may be delivered pursuant to the Plan or to any one individual, shall be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such award, or as otherwise determined by the Compensation Committee to be equitable. In addition, upon the occurrence of certain corporate events or transactions (as described in the Omnibus Plan), such as a merger, consolidation, or liquidation, the Compensation Committee may, in its discretion, cancel all outstanding awards and pay the holders thereof the value of such awards in form and amount determined by the Compensation Committee or our Board, in its sole discretion, or provide for the substitution of such awards.

Amendment or Termination

Our Board may amend, alter or discontinue the Omnibus Plan at any time. No such action may be taken, however, without stockholder approval if such approval is necessary to comply with any regulatory requirement and no such action that would impair any rights under any previous award will be effective without the consent of the person to whom such award was made (unless the amendment is being made to comply with applicable law, stock exchange rules or accounting rules). In addition, the Compensation Committee may amend the terms of any award granted under the Plan if the amendment would not impair the rights of any participant without his or her consent or the amendment is being made to comply with applicable law, stock exchange rules, or accounting rules.
If not terminated earlier, the Omnibus Plan will have a term of ten years and no further awards may be granted after that date.

Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Omnibus Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. It is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Accordingly, participants in the Omnibus Plan should consult their respective tax advisors to determine the tax consequences of their participation.

Options

The Code requires that, for treatment of an option as a qualified option, shares of Ingevity Common Stock acquired through the exercise of a qualified option cannot be disposed of before the later of  (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of  $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a nonqualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the participant will recognize

INGEVITY – 2017 Proxy Statement − 45

ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. Ingevity will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m)
of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S.
federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for the value of any shares which may be subsequently forfeited. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. Ingevity will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.
Ingevity will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, as noted above, Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of  $1,000,000 per year per person to its chief executive officer and its three other officers (other than its chief financial officer) whose compensation is required to be disclosed in its proxy statement, subject to certain exceptions. The Omnibus Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the Omnibus Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash awards) to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m).

Plan Benefits
Because Awards under the Omnibus Plan are determined by the Compensation Committee in its discretion, it is not possible to predict the awards that will be made to particular employees or non-employee directors in the future. Certain grants of equity awards may be earned by our named executive officers pursuant to their letter agreements if

46 − INGEVITY – 2017 Proxy Statement

certain performance criteria are met and pursuant to our current Non-Employee Director Compensation Policy and Non-Qualified Deferred Compensation Plan, our non-employee directors are granted restricted stock units with a value of  $90,000 on an annual basis and may elect to receive deferred stock units in lieu of cash compensation and/or restricted stock units.
The table below shows the number of options and restricted stock awards (RSUs and PSUs) granted to our NEOs, executive officers as a group, current directors who are not executive officers as a group, and all other employee participants who are not executive officers as of December 31, 2016 since the Omnibus Plan’s adoption. No person has been granted 5% or more of total stock options under the Omnibus Plan.

	Number of Stock Options Granted in Fiscal 2016	Number of Shares Restricted Stock Granted in Fiscal 2016
D. Michael Wilson Chief Executive Officer and President	48,170	92,443
John C. Fortson Executive Vice President, Chief Financial Officer & Treasury	27,115	57,656
Katherine P. Burgeson Executive Vice President, General Counsel & Secretary	7,619	10,642
Edward A. Rose Executive Vice President & President, Performance Chemicals	11,561	15,452
S. Edward Woodcock Executive Vice President & President, Performance Materials	5,178	6,898
All Current Executive Officers as a Group	99,643	183,091
All Current Directors who are not Executive Officers	0	19,722
All Employees Other than Executive Officers	108,040	113,738
Vote Required
Approval of the Omnibus Plan requires the favorable vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal. Under applicable NYSE rules, brokers are not permitted to vote shares held for a customer without specific instructions from the customer. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

Recommendation of the Board

The Board recommends a vote FOR the approval of the material terms for qualified performance-based compensation for Section 162(m) of the Internal Revenue Code purposes under the Omnibus Plan.
INGEVITY – 2017 Proxy Statement − 47

PROPOSAL NO. 4 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY-ON-PAY)
In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the following resolution concerning the compensation of our named executive officers:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular compensation disclosures and related narrative discussion.
In considering this proposal, we encourage you to review the CD&A beginning on page 17 and the tabular compensation disclosures and accompanying narrative discussion beginning on page 28. The CD&A describes our executive compensation philosophy, programs and objectives, while the tabular compensation disclosures and accompanying narrative discussion provide detailed information on the compensation of our named executive officers.
We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. Our executive compensation philosophy is based on the belief that the compensation of our employees should be set at levels that allow us to attract and retain employees who are committed to achieving high performance and who demonstrate the ability to do so. We seek to provide an executive compensation package that is driven by our overall financial performance, increased stockholder value, the success of areas of our business directly impacted by the executive’s performance, and the performance of the individual executive. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. The Company employs an executive compensation program for our senior executives that emphasizes long-term compensation over short-term compensation, with a significant portion weighted toward equity awards. This approach strongly aligns our senior executives’ compensation with the interest of our stockholders.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers resulting from the executive compensation policies and practices described in this Proxy Statement.
Because your vote is advisory, it will not be binding upon the Board. However, the Board and Compensation Committee value the opinion of the Company’s stockholders as express through their votes on this proposal and will carefully consider the outcome of this proposal in connection with their ongoing evaluation of the Company’s executive compensation program.

Recommendation of the Board

The Board recommends that the stockholders vote FOR the adoption of this resolution and approve, on an advisory basis, the Company’s executive compensation as described in this proxy statement.
48 − INGEVITY – 2017 Proxy Statement

PROPOSAL NO. 5 — ADVISORY VOTE ON THE FREQUENCY OF APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (SAY-ON-FREQUENCY)
Section 14A of the Exchange Act also requires that we ask our stockholders, on an advisory basis, how frequently we should conduct an advisory Say-on-Pay vote. Stockholders may vote whether they prefer that the Company hold an advisory Say-on-Pay vote every one, two or three years. Stockholders who have no preference may abstain from voting on this proposal.
After careful consideration, the Board has determined that conducting a Say-on-Pay vote every year is the most appropriate alternative for the Company. The Board believes that an annual vote is appropriate because the Compensation Committee evaluates, adjusts and approves the compensation of our named executive officers on an annual basis. In addition, an annual vote promotes maximum corporate transparency by providing stockholders with the opportunity to provide frequent input on compensation matters.
Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are selecting from one of four choices: one year, two years, three years or abstain.
This vote is advisory, which means that it will not be binding on the Board. However, the Board and the Compensation Committee will carefully consider the outcome of the vote in establishing the frequency with which Say-on-Pay votes will be held in the future.

Recommendation of the Board

The Board recommends you vote for the preferred frequency of future Say-on-Pay proposals to be EVERY YEAR.
PROPOSAL NO. 6 — RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for appointing, retaining, fixing the compensation of, and overseeing the work of our independent registered public accounting firm. The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
Although it is not legally required to do so, the Board has elected to seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as a matter of good corporate governance. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment. Regardless of the outcome of this proposal, the Audit Committee may, in its discretion, select a new independent registered public accounting firm at any time during the year if it believes such a change would be in the Company’s best interest.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board

The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.
INGEVITY – 2017 Proxy Statement − 49

Audit and Other Fees
The following table shows the fees paid by us to PricewaterhouseCoopers LLP for audit and other services provided for the fiscal year ended December 31, 2016, all of which were preapproved by the Audit Committee.(1)
2016 (In thousands)
Audit Fees:	$1,030
Audit-Related Fees:	725
Tax Fees:	0
All Other Fees:	10
Total:	$1,765
(1)
Fees paid prior to the Separation, including fees paid with respect to the audited financial statements included in our registration statement on Form 10 filed with the SEC, were approved by our prior Parent, WestRock.

Audit Fees. This category includes fees associated with the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, review of the Company’s quarterly financial statements included in its Forms 10-Q and assistance with review of documents filed with the SEC.
Audit-Related Fees. This includes fees paid for services rendered in connection with the audited financial statements included in our Registration Statement on Form 10 and related transactional support services associated with our Registration Statement on Form 10.
All Other Fees. This category includes fees for services in connection with attestations by PricewaterhouseCoopers LLP that are required by statute or regulation.

Pre-Approval Policy and Procedures
The Audit Committee’s pre-approval policy requires that all services to be performed by the Company’s independent registered public accounting firm be pre-approved either on a case-by-case basis by the Audit Committee or its delegate or on a categorical basis based on the Audit Committee’s prior approval of a specific category of service and the expected cost thereof. Any request for services involving less than $25,000 may be approved by the Chair of the Audit Committee if it is not practicable to obtain the approval of the full committee, provided that any such approval is presented to the full Audit Committee at its next scheduled meeting.

50 − INGEVITY – 2017 Proxy Statement

QUESTIONS AND ANSWERS REGARDING STOCKHOLDER COMMUNICATIONS, STOCKHOLDER PROPOSALS AND COMPANY DOCUMENTS
How can I obtain copies of Ingevity’s Annual Report and Form 10-K?

We will provide without charge, at the written request of any stockholder of record as of March 7, 2017, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, excluding exhibits. We will provide copies of the exhibits to eligible stockholders making such a request.
Requests for copies of our Annual Report on Form 10-K should be mailed to: Ingevity Corporation, 5255 Virginia Ave, N. Charleston, SC 29406, Attn: Katherine P. Burgeson, Secretary. You may also access a copy of our annual report via the Internet by visiting our website located at http://ir.ingevity.com/ under the Financial Information tab.

How do I submit a proposal for inclusion next year’s proxy statement?

Under SEC rules, a proposal a stockholder wishes to include in our proxy statement for the 2018 Annual Meeting must be received by our Corporate Secretary no later than the close of business on November 15, 2017. Proposals should be sent to: Ingevity Corporation, 5255 Virginia Ave, N. Charleston, SC
29406, Attn: Katherine P. Burgeson, Secretary. Stockholders wishing to submit a proposal should refer to Rule 14a-8 of the Exchange Act, which sets standards for eligibility and specifies the types of proposals that are not appropriate for inclusion in our proxy statement.

How do I nominate a director for election at next year’s annual meeting of stockholders?

Under our bylaws, any stockholder entitled to vote in the election of directors at an annual meeting of our stockholders may nominate persons for election as directors by providing written notice of their intent to do so to our Corporate Secretary no less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. This means that written notice of any nominations intended to be made at the 2018 Annual Meeting must be delivered between December 28, 2017 and January 27, 2018. Any such notice must contain the information and conform to the requirements specified in our bylaws.

How do I bring other business before next year’s annual meeting of stockholders?

Under our bylaws, any stockholder of record wishing to present a matter (other than the nomination of a director or matters that have been submitted for inclusion in our proxy statement for such meeting) in person at the 2018 Annual Meeting must provide written notice to our Corporate Secretary no less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. This means that any notice regarding matters to be presented at the 2018 Annual Meeting must be delivered between December 28, 2017 and January 27, 2018. The notice must contain the information and conform to the requirements specified in our bylaws.

INGEVITY – 2017 Proxy Statement − 51

APPENDIX-A   Non-GAAP Financial Measures
In the CD&A, Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP.

Adjusted EBITDA

“Adjusted EBITDA” is defined as net income plus provisions for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges.
In section entitled “2016 Performance Highlights” and in the description of D. Michael Wilson’s individual performance achievements in the CD&A we discuss Adjusted EBITDA. For more information regarding the non-GAAP financial measure Adjusted EBITDA for both fiscal years 2016 and 2015, including a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Use of Non-GAAP Financial Measures” on page 46 of the 2016 Form 10-K.

Segment EBITDA

“Segment EBITDA” is defined as segment profit plus depreciation and amortization.
In the description of S. Edward Woodcock’s individual performance achievements in the CD&A we discuss Segment EBITDA. For more information regarding the non-GAAP financial measure Segment EBITDA for both fiscal years 2016 and 2015, including a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Use of Non-GAAP Financial Measures” on page 46 of the 2016 Form 10-K.

STIP-Adjusted EBITDA

“STIP-Adjusted EBITDA” is defined as Adjusted EBIDTA, plus or minus the impact of Separation-related Reimbursement Awards and certain non-cash gains or charges.
In the section entitled “2016 Short-Term Incentive Plan (“STIP”)” in the CD&A we discuss STIP-Adjusted EBITDA for fiscal year 2016. STIP-Adjusted EBITDA was selected as a performance measure under the Short Term Incentive Plan for 2016 because Adjusted EBITDA is the primary performance measurement of the Company’s earnings guidance and drives behavior consistent with the stockholders’ interests. Additionally, for compensation award purposes, eliminating the fair market gain or loss from the Separation-related Reimbursement Awards and other certain non-cash gains or losses was appropriate because the impacts of both were primarily driven by external market conditions and not by decisions management could directly influence.
The table below reconciles STIP-Adjusted EBITDA for 2016 to net income for 2016, the most comparable financial measure calculated in accordance with GAAP set forth in the Company’s 2016 Form 10-K.

Free Cash Flow

“Free Cash Flow” is defined as operating cash flow less capital expenditures.
In the section entitled “2016 Performance Highlights” in the CD&A we discuss Free Cash Flow for fiscal year 2016. Management believes that free cash flow is an important liquidity measure for the Company and that it is useful to investors and management as a measure of the ability of our business to generate cash. The second table below reconciles the Company’s Free Cash Flow for 2016 to net cash provided by operating activities for 2016, the most comparable financial measure calculated in accordance with GAAP set forth in the Company’s 2016 10-K.

A-1 − INGEVITY – 2017 Proxy Statement

Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP) to STIP Adjusted EBITDA (Non-GAAP)
In millions, unaudited	Year Ended December 31 2016
Net income (loss) (GAAP)	$44.4
Provision for income taxes	42.6
Interest expense	19.3
Interest income	(1.4)
Separation costs	17.5
Depreciation and amortization	38.8
Restructuring and other (income) charges	41.2
Adjusted EBITDA (Non-GAAP)	$202.4
Separation-related Reimbursement Awards(1)	1.6
Certain non-cash charges(2)	(0.7)
STIP Adjusted EBITDA (Non-GAAP)	$203.3
(1)
For more information regarding the amount please see “Note 6: Fair Value Measurements” to the “Notes to the Consolidated and Combined Financial Statements” included within the “Item 8. Financial Statements” in our 2016 Form 10-K.

(2)
Represents certain non-cash costs primarily including non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, First-out (“LIFO”) inventory accounting and non-cash translation impacts associated with currency exchange rate fluctuations.

Reconciliation of Operating Cash Flow (GAAP) to Free Cash Flow (Non-GAAP)
In millions, unaudited	Year Ended December 31 2016
Cash Flows from Operating Activities (GAAP)	$127.9
Capital expenditures	(56.7)
Free Cash Flow (Non-GAAP)	$71.2
INGEVITY – 2017 Proxy Statement − A-2

APPENDIX-B    2017 INGEVITY CORPORATION EMPLOYEE STOCK PURCHASE PLAN
1.   Purpose

The purpose of the Plan is to provide Eligible Employees of Ingevity and each of its Designated Subsidiaries with the opportunity to purchase Stock in Ingevity through payroll deduction, thereby encouraging employees to share in the economic growth and success of the company through Stock ownership. Ingevity intends that the Plan constitute an “employee stock purchase plan” within the meaning of  § 423 of the Code and, further, intends that any ambiguity in the Plan or any related offering be resolved to effect such intent.
2.   Effective Date

This Plan shall become effective on July 1, 2017, subject to approval by Ingevity’s shareholders.
3.   Definitions

3.1
“Account” shall mean the separate bookkeeping account which shall be established and maintained by the Administrator for each Participant for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under the Plan.

3.2
“Administrator” shall mean the Board or any person or persons or committee appointed by the Board to administer the Plan. Unless determined otherwise by the Board, the Administrator shall be the Compensation Committee of the Board.

3.3
“Authorization” shall mean the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete and timely file with the Administrator before the end of an Enrollment Period to participate in the Plan for the related Purchase Period. The Administrator shall establish rules and procedures relating to how Eligible Employees may submit Authorizations (which may include online or electronic enrollment) and the times during which Authorizations must be submitted.

3.4
“Board” shall mean the Board of Directors of Ingevity.

3.5
“Code” shall mean the Internal Revenue Code of 1986, as amended.

3.6
“Designated Subsidiary” shall mean a Subsidiary corporation that the Administrator has designated as eligible to participate in the Plan.

3.7
“Eligible Employee” shall mean each employee of Ingevity or a Designated Subsidiary who has been employed with Ingevity or a Designated Subsidiary for at least thirty (30) days except an employee who would own (immediately after the grant of an option under the Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ingevity or of its parent or subsidiary corporation based on the rules set forth in § 423(b)(3) and § 424 of the Code, and also excluding any individual who is a bona fide independent contractor and does not receive regular compensation through Ingevity’s or a Designated Subsidiary’s regular payroll. The Administrator may, prior to the Enrollment Period for an offering under the Plan and on a uniform and nondiscriminatory basis, determine that the Eligible Employees with respect to such Offering will not include –

(a)
an employee who has been employed less than 2 years (within the meaning of the Code § 423(b)(4)(A)) (or such lesser period of time as may be determined by the Administrator),

(b)
an employee who customarily is employed (within the meaning of Code § 423(b)(4)(B)) 20 hours or less per week (or such lesser period of time as may be determined by the Administrator),

(c)
an employee who customarily is employed (within the meaning of Code § 423(b)(4)(C)) for not more than 5 months in any calendar year (or such lesser period of time as may be determined by the Administrator),

(d)
an employee who is a highly-compensated employee within the meaning of Code § 414(q) with compensation above a certain level, and/or is an officer or subject to disclosure requirements of  § 16(a) of the Securities Exchange Act of 1934, as amended, or some other sub-category of highly compensated employees above a designated grade level, provided that the exclusion is applied identically to all such employees of Ingevity participating in an Offering, and

B-1 − INGEVITY – 2017 Proxy Statement

(e)
an employee who is a citizen or resident of a foreign jurisdiction if the grant of a purchase right under the Plan or Offering to such person is prohibited under the laws of such foreign jurisdiction or if compliance with the laws would cause the Plan or Offering to violate the requirements of Code § 432.

3.8
“Enrollment Period” shall mean a period preceding a Purchase Period during which Eligible Employees may elect to participate in the Plan for such Purchase Period. The Administrator shall establish the timing and duration of each Enrollment Period. Unless otherwise determined by the Administrator, the Enrollment Period shall be of approximately one (1) month’s duration.

3.9
“Offering” shall mean an offer under the Plan to purchase shares of Stock on a Purchase Date.

3.10
“Participant” shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in § 7 for such Purchase Period.

3.11
“Participating Employer” shall for each Participant, as of any date, mean Ingevity or a Designated Subsidiary, whichever employs such Participant as of such date.

3.12
“Plan” shall mean this 2017 Ingevity Corporation Employee Stock Purchase Plan as set forth herein and as hereafter amended from time to time.

3.13
“Purchase Date” shall mean for each Purchase Period the last day of such Purchase Period.

3.14
“Purchase Period” shall mean a period established by the Administrator during which payroll deductions shall be made pursuant to an Offering under the Plan. Unless otherwise established by the Administrator prior to the beginning of a Purchase Period, all Purchase Periods will be of three (3) months’ duration and shall be approximately the length of a calendar quarter, with the first Purchase Period beginning July 1, 2017 and ending on the last business day of the quarter ending September 30, 2017; any future Purchase Period during 2017 shall begin on October 1, 2017 ending on the last business day of the quarter ending December 31, 2017. Subsequent Purchase Periods shall begin on the first day of each calendar quarter and shall similarly be approximately the length of a calendar quarter and ending on the last business day of such quarter. In no event shall any Purchase Period exceed twenty seven (27) months.

(a)
“Purchase Price” shall mean the price at which shares shall be purchased in an Offering and shall be the lower of (a) eighty-five percent (85%) of the fair market value of a share of Stock on the first day of day of the Offering or (b) eighty-five percent (85%) of the fair market value of a share of Stock on the last day of the Purchase Period. The fair market value of the Stock on any date shall be the closing sales price for a share of Stock as reported on the New York Stock Exchange (or such other exchange on which the Stock is traded). All such prices shall be determined in good faith by the Administrator in accordance with the requirements of Code § 423; provided, if no such prices are so reported for any given day, the closing sales price for such day shall be deemed to be the closing sales price for a share of Stock which was so reported on the most recent day before such day.

3.15
“Stock” shall mean the $0.01 par value Common Stock of Ingevity.

3.16
“Subsidiary” shall mean a subsidiary corporation of Ingevity as defined under Code § 424(f).

3.17
“Ingevity” shall mean Ingevity Corporation, a Delaware corporation, and any successor to Ingevity.

4.   Offerings

Offerings to purchase shares of Stock shall be made to Participants in accordance with the Plan from time to time at the discretion of the Administrator. The Administrator will determine the terms of each Offering, provided that each Offering shall satisfy the requirements of  § 423(b)(5) of the Code.
5.   Shares Available Under the Plan

Subject to adjustment as provided in § 15, a maximum of 250,000 shares of Stock shall be reserved for purchase from Ingevity upon the exercise of options granted under § 9 of the Plan. Any shares of Stock which are subject to options granted as of the first day of a Purchase Period but which are not purchased on the related Purchase Date shall again become available under the Plan.
6.   Administration

The Administrator shall be responsible for the administration of the Plan and shall have the power in connection with such administration to interpret the Plan, to establish rules and procedures it deems appropriate to administer the Plan, and to take such other action in connection with such administration as it deems necessary or equitable under the circumstances. The
INGEVITY – 2017 Proxy Statement − B-2

Administrator also shall have the power to delegate the duty to perform such administrative functions as the Administrator deems appropriate under the circumstances and any action taken in accordance with such delegation shall be considered the action of the Administrator. Any person or management committee to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Administrator for such function. Any action or inaction by or on behalf of the Administrator under the Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under the Plan based on the rights, if any, of any such Eligible Employee or Participant under the Plan.
7.   Participation

Each person who is an Eligible Employee on the first day of an Enrollment Period shall be a Participant in the Plan for the related Purchase Period, and, unless such Eligible Employee withdraws from the Plan (or modifies his or her Authorization in accordance with § 8(b), for subsequent Purchase Periods, if:
(1)
he or she properly completes an Authorization with the Administrator on or before the last day of such Enrollment Period to purchase shares of Stock pursuant to the option granted under § 9, and

(2)
his or her employment as an Eligible Employee continues throughout the period which begins on the first day of such Enrollment Period and ends on the first day of the related Purchase Period. Employment as an Eligible Employee shall not be treated as interrupted by a transfer directly between Ingevity and any Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary.

An Authorization shall require an Eligible Employee to provide such information and to take such action as the Administrator in its discretion deems necessary or helpful to the orderly administration of the Plan, including specifying (in accordance with § 8) his or her payroll deductions to purchase whole shares of Stock pursuant to the option granted under § 9. Unless a Participant files a new Authorization during an Enrollment Period, modifies an Authorization in accordance with § 8(b) or withdraws from the Plan pursuant to § 12 or § 13, his or her deductions and purchases will continue at the same rate for future Purchase Periods under the Plan as long as the Plan remains in effect. A Participant’s status as such shall terminate for a specific Purchase Period (for which he or she has an effective Authorization) when his or her Account has been withdrawn under § 12 or § 13, his or her Authorization has been modified to stop contributions under § 8(b) or the purchases and distributions contemplated under § 10 with respect to his or her Account have been completed, whichever comes first.
8.   Payroll Deductions

(a)
Initial Authorization. Each Participant’s Authorization made under § 7 shall specify a percentage of compensation (unless the Administrator determines that contributions may be designated as a specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay period (as such pay period is determined in accordance with his or her Participating Employer’s standard payroll policies and practices) during the Purchase Period for which such Authorization is in effect to purchase shares of Stock pursuant to the option granted under § 9. A Participant’s Authorization will remain in effect for successive Purchase Periods unless modified in accordance with § 8(b), or terminated as provided in § 12 or § 13.

The Administrator may establish uniform rules regarding (i) required minimum payroll contribution levels (ii) the types of compensation from which deductions may be taken, and (iii) limitations on the dollar amounts (or percentages of compensation) that may be withheld from a Participant’s compensation, provided that all such limitations shall satisfy the requirements of  § 423(b)(5).
(b)
Modifications. A Participant shall have the right to amend his or her Authorization after the end of an Enrollment Period to increase, decrease, reduce or to stop the payroll deductions which he or she previously had authorized for any Purchase Period, and such adjustment shall be effective as soon as practicable after the Administrator receives such amended Authorization; provided such adjustment is consistent with the Company’s Securities and Insider Trading Policy. Such Adjustment shall remain in effect for subsequent Purchase Periods under the Plan as long as the Plan is in effect or until another Amendment is submitted during a subsequent Purchase Period or until such Participant withdraws from the Plan pursuant to §12 or §13. The Administrator may establish procedures and deadlines by which Participants must make such amendments to an Authorization.

(c)
Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by Ingevity, by Ingevity’s agent or by one, or more than one, Designated Subsidiary (as determined by the Administrator) as part of the general assets of Ingevity or any such Designated Subsidiary, and each Participant’s right to the payroll deductions

B-3 − INGEVITY – 2017 Proxy Statement

credited to his or her Account shall be those of a general and unsecured creditor. No interest or earnings shall be credited to a Participant’s Account. Ingevity, Ingevity’s agent or such Designated Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.
(d)
No Cash Payments. A Participant may not make any contribution to his or her Account except through payroll deductions made in accordance with this § 8.

9.   Granting of Option

(a)
General Rule. Subject to § 9(b), § 9(c) and § 9(d), each person who is a Participant for a Purchase Period automatically shall be deemed to have been granted an option to purchase the number of whole shares of Stock (not to exceed 5,000 shares per Purchase Period or Offering, subject to adjustment under § 15 of the Plan or fifteen percent (15%) of his or her compensation per Offering as determined by the Administrator) as may be purchased with the payroll deductions credited to the Participant’s Account during the applicable Purchase Period. No fractional shares of Stock will be purchased; any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share of Stock will be retained in the Participant’s Account for the subsequent Purchase Period, subject to earlier withdrawal in accordance with § 12. Any other funds (other than amounts representing fractional shares) left over in a Participant’s Account after the Purchase Date will be returned to the Participant and shall not be carried over to the next Offering (or Purchase Period, if applicable).

(b)
Option Terms. Each such option shall be exercisable only in accordance with the terms of the Plan. The Administrator shall determine the elements of pay to be included in compensation for purposes of the Plan in compliance with Code §423 and may change the definition on a prospective basis provided it shall apply uniformly to all Participants.

(c)
Statutory Limitation. No option granted by operation of the Plan to any Eligible Employee under § 9(a) shall permit his or her rights to purchase shares of Stock under the Plan or under any other employee stock purchase plan (within the meaning of  § 423 of the Code) or any other shares of Stock under any other employee stock purchase plans (within the meaning of  § 423 of the Code) of Ingevity and its parent or any of its subsidiaries (within the meaning of  § 424(f) of the Code) to accrue (within the meaning of  § 423(b)(8) of the Code) at a rate which exceeds $25,000 of the fair market value of such stock for any calendar year. Such fair market value shall be determined as of the first day of the Purchase Period for which the option is granted.

(d)
Insufficient Available Shares. If the number of shares of Stock available for purchase for any Purchase Period is insufficient to cover the number of whole shares which Participants have elected to purchase through effective Authorizations, then each Participant’s option to purchase shares of Stock for such Purchase Period shall be reduced to the number of whole shares of Stock which the Administrator shall determine by multiplying the number of shares of Stock available for options for such Purchase Period by a fraction, the numerator of which shall be the number of shares of Stock for which such Participant would have been granted an option under § 9(a) if sufficient shares were available and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants under § 9(a) if sufficient shares were available.

10.   Exercise of Option

Unless a Participant files an amended Authorization under § 8(b), § 12 or § 13 on or before the Purchase Date for a Purchase Period for which he or she has an effective Authorization, his or her option shall be exercised automatically on such Purchase Date for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Purchase Price for such shares of Stock if he or she also is an Eligible Employee on such Purchase Date.
11.   Delivery of Shares

Whole shares of Stock purchased upon the exercise of an option under the Plan may be registered in book entry form or represented in certificate form and shall be held for, or at the Participant’s direction and expense, delivered to the Participant and shall be registered in (1) his or her name or, if the Participant so directs on his or her Authorization filed with the Administrator on or before the Purchase Date for such option and if permissible under applicable law, (2) the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock have been delivered to such person or have been transferred to an account for such person at a broker-dealer designated by the Administrator.
INGEVITY – 2017 Proxy Statement − B-4

12.   Voluntary Withdrawal

(a)
A Participant may elect to withdraw from the Plan and withdraw the entire balance credited to his or her Account during a Purchase Period, if any, by completing in writing and filing an amended Authorization with the Administrator on or before the Purchase Date for such period.

(b)
If a Participant makes such a withdrawal election, any balance credited to his or her Account shall be paid to him or her in cash (without interest) as soon as practicable after such amended Authorization is filed, and no further payroll deductions shall be made on his or her behalf for the remainder of such Purchase Period or for any future Purchase Periods, unless the Participant elects to participate in the Plan by submitting a new Authorization to participate in accordance with § 7(a) of the Plan.

13.   Termination of Employment or Death

If a Participant’s employment as an Eligible Employee terminates on or before the Purchase Date for a Purchase Period for any reason whatsoever (including death but in such case only if the Administrator has timely notice of such death), his or her Account shall be distributed in cash as soon as practicable as if he or she had elected to withdraw his or her Account under § 12 immediately before the date his or her employment terminated. However, if a Participant is transferred directly between Ingevity and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely because of such transfer and any such Authorization shall (subject to all the terms and conditions of the Plan) remain in effect after such transfer.
14.   Transferability

Neither the balance credited to a Participant’s Account nor any rights to the exercise of an option or to receive shares of Stock under the Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Account in accordance with § 12.
15.   Adjustment

The number of shares of Stock covered by outstanding options granted pursuant to the Plan and the related Purchase Price and the number of shares of Stock available under the Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of, including, but not limited to such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Board shall adjust (in a manner which satisfies the requirements of  § 424(a) of the Code) the number of shares of Stock available under the Plan and the number of shares of Stock covered by options granted under the Plan and the related Option Prices in the event of any corporate transaction described in § 424(a) of the Code. An adjustment made under this § 15 by the Board shall be conclusive and binding on all affected persons.
16.   Amendment or Termination

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, § 423 of the Code and the laws of the State of Delaware, and any such amendment shall be subject to the approval of Ingevity’s shareholders to the extent such approval is required under § 423 of the Code or the laws of the State of Delaware or to the extent such approval is required under applicable law or stock exchange listing requirements. The Board also may terminate the Plan or any Offering made under the Plan at any time.
17.   Notices

All Authorizations and other communications from a Participant to the Administrator under, or in connection with, the Plan shall be deemed to have been filed with the Administrator when actually received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt of such Authorizations and communications.
B-5 − INGEVITY – 2017 Proxy Statement

18.   Employment

No offer under the Plan shall constitute an offer of employment, and no acceptance of an offer under the Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and Ingevity or any subsidiary of Ingevity, including a Designated Subsidiary. Finally, no Eligible Employee shall be induced to participate in the Plan by the expectation of employment or continued employment.
19.   Headings, References and Construction

The headings to sections in the Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections (§) in the Plan shall be to sections (§) of the Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.
INGEVITY – 2017 Proxy Statement − B-6

APPENDIX-C   INGEVITY CORPORATION 2016 OMNIBUS INCENTIVE PLAN
Effective May 16, 2016
Section 1   Purpose and Objectives

The primary purposes of the Plan are (a) to reward selected corporate officers, key employees and non-employee directors of the Company and its Subsidiaries by enabling them to acquire shares of common stock of the Company and/or through the provision of long term and short term cash payments, and (b) to assume and govern other awards pursuant to the adjustment of awards granted under any Parent Long-Term Incentive Plan (as defined in the Employee Matters Agreement) in accordance with the terms of the Employee Matters Agreement (“Adjusted Awards”). The Plan is designed to attract and retain employees and non-employee directors of the Company and its Subsidiaries and to encourage a sense of proprietorship in the Company and its Subsidiaries.
Section 2   Definitions

As used herein, the terms set forth below shall have the following respective meanings:
(a)
“409(A) CIC” means the consummation of a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, and in each case, as defined under Code Section 409A.

(b)
“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company or the Chief Human Resources Officer of the Company (or any other senior officers of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

(c)
“Adjusted Awards” has the meaning set forth in Section 1.

(d)
“Applicable Pro-Ration Factor” has the meaning set forth in Section 14.2(b).

(e)
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan. The term Award shall include Adjusted Awards.

(f)
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

(g)
“Board” means the Board of Directors of the Company.

(h)
“Business Combination” has the meaning set forth in Section 14.5(c).

(i)
“Cash Award” means an Award denominated in cash.

(j)
“Cause” means, unless otherwise provided in an Award Agreement, (i) ”Cause” as defined in any individual agreement to which the applicable Participant is a party, or (ii) if there is no such individual agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its Subsidiaries; or (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Subsidiaries.

(k)
“Change in Control” has the meaning set forth in Section 14.5.

(l)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

C-1 − INGEVITY – 2017 Proxy Statement

(m)
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

(n)
“Common Stock” means the Common Stock of the Company.

(o)
“Company” means Ingevity Corporation or any successor thereto.

(p)
“Corporate Transaction” has the meaning set forth in Section 4.1(d)(i).

(q)
“Disability” means, unless otherwise provided in an Award Agreement, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan, or if the Employee is not a participant under the Company’s long-term disability plan, as determined if the Employee were a participant in a long-term disability plan that covers similarly situated employees. Notwithstanding the foregoing, if an Award is subject to Code Section 409A and Disability is a payment event, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

(r)
“Disaffiliation” means a Subsidiary ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary) or a sale of a division of the Company.

(s)
“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

(t)
“Effective Date” has the meaning set forth in Section 16(a).

(u)
“Employee” means an employee of the Company or any of its Subsidiaries.

(v)
“Employee Matters Agreement” means the employee matters agreement entered into in between WRK and the Company.

(w)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(x)
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

(y)
“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (iv) if none of the above are applicable, the fair market value of a share of Common Stock as determined in good faith by the Committee.

(z)
“Fiscal Year” means the calendar year of the Company.

(aa)
“Good Reason” means (i) ”Good Reason” as defined in any individual agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such individual agreement or if it does not define Good Reason, without the Participant’s prior written consent: (A) a material reduction in the Participant’s rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant’s principal place of business more than 35 miles from the city in which such Participant’s principal place of business was located immediately prior to the Change in Control or (C) a material and demonstrable adverse change in the nature and scope of the Participant’s duties from those in effect immediately prior to the Change in Control. In order to invoke a termination of employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the Company shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of Employment for Good Reason.

INGEVITY – 2017 Proxy Statement − C-2

(bb)
“Grant Date” means (i) the date on which the Committee by resolution selects an eligible individual to receive a grant of an Award and determines the number of shares of Common Stock to be subject to such Award or the formula for earning a number of shares or cash amount, (ii) such later date as the Committee shall provide in such resolution or (iii) the initial date on which an Adjusted Award was granted under the applicable Parent Long-Term Incentive Plan.

(cc)
“Incumbent Board” has the meaning set forth in Section 14.5(b).

(dd)
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.

(ee)
“Non-Employee Director” means anyone who serves on the Board, other than any employee of the Company.

(ff)
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.

(gg)
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

(hh)
“Outstanding Common Stock” has the meaning set forth in Section 14.5(a).

(ii)
“Outstanding Voting Securities” has the meaning set forth in Section 14.5(a).

(jj)
“Participant” means an Employee or Non-Employee Director to whom an Award has been made under this Plan.

(kk)
“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals. A Performance Award may be in the form of Performance Unit Awards, Restricted Stock Awards, Options, SARs or Cash Awards.

(ll)
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

(mm)
“Performance Unit” means a unit evidencing the right to receive in specified circumstances cash or shares of Common Stock or equivalent value of Common Stock in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied. Performance Units may take the form of performance-based Restricted Stock Units or Cash Awards.

(nn)
“Performance Unit Award” means an Award in the form of Performance Units.

(oo)
“Person” has the meaning set forth in Section 14.5(a).

(pp)
“Qualified Performance Awards” has the meaning set forth in Section 13.2.

(qq)
“Qualified Termination of Employment” means a termination of employment by the Company without Cause, other than as a result of death or disability, or a termination of employment by a Participant for Good Reason.

(rr)
“Replaced Award” has the meaning set forth in Section 14.2(a).

(ss)
“Replacement Award” has the meaning set forth in Section 14.2(a).

(tt)
“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.

(uu)
“Restricted Stock Award” means an Award in the form of Restricted Stock.

(vv)
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

(ww)
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.

(xx)
“Restriction Period” means a period of time beginning as of the date upon which an Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

(yy)
“Share Change” has the meaning set forth in Section 4.1(d)(ii).

(zz)
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

C-3 − INGEVITY – 2017 Proxy Statement

(aaa)
“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

(bbb)
“Stock-Based Award Limitations” has the meaning set forth in Section 4.3.

(ccc)
“Subsidiary” means any corporation, partnership, association, joint stock company, business trust, unincorporated organization or other entity that the Company controls directly or indirectly through one or more intermediaries.

(ddd)
“WRK” means WestRock Company.

Section 3   Eligibility

All Employees and Non-Employee Directors are eligible for Awards under this Plan. The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees and Non-Employee Directors who are to be granted Awards under this Plan.
Section 4   Shares Subject to Awards and other Plan Limits

4.1
Common Stock Available for Awards.

(a)
Plan Maximums. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan shall be 4,000,000 shares of Common Stock. The maximum number of shares of Common Stock that may be granted pursuant to Options intended to be Incentive Stock Options shall be 4,000,000 shares of Common Stock. Shares of Common Stock subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

(b)
Individual Limits.

(i)
During a calendar year, no single Participant (excluding Non-Employee Directors) may be granted:

(A)
Options or Stock Appreciation Rights covering in excess of 150,000 shares of Common Stock in the aggregate; or

(B)
Qualified Performance Awards (other than Options or Stock Appreciation Rights) covering in excess of 150,000 shares of Common Stock in the aggregate.

(ii)
During a calendar year, no single Participant who is a Non-Employee Director may be granted stock-based Awards having a fair market value in excess of  $250,000 on the date of grant. For purposes of this Section 4.1(b), the value of an Option or Stock Appreciation Right shall be determined in accordance with the Black-Scholes or other pricing model used to determine stock option values in the Company’s most recent annual report on Form 10-K and the value of any other stock-based Award shall be determined based on the Fair Market Value on the grant date of the Award.

(c)
Rules for Calculating Shares Delivered.

(i)
With respect to Awards, other than Adjusted Awards, to the extent that any Award is forfeited, terminates, expires or lapses without being exercised, or any Award is settled for cash, the shares of Common Stock subject to such Award not delivered as a result thereof shall again be available for Awards under the Plan.

(ii)
Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment to satisfy withholding taxes shall not become available again for issuance under this Plan.

(iii)
Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment for the Exercise Price of an Award shall not become available again for issuance under this Plan.

(d)
Adjustment Provisions.

(i)
In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 4.1(a) and 4.1(b)

INGEVITY – 2017 Proxy Statement − C-4

upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.
(ii)
In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 4.1(a) and 4.1(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.

(iii)
In the case of Corporate Transactions, the adjustments contemplated by clause (i) of this paragraph (d) may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid), (B) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of Common Stock subject to outstanding Awards, and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary or division or by the entity that controls such Subsidiary, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). Any adjustments made pursuant to this Section 4.1(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code. Any adjustments made pursuant to this Section 4.1(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.

(iv)
Any adjustment under this Section 4.1(d) need not be the same for all Participants.

(e)
No Employee may be granted during any calendar year (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $4,000,000.

Section 5   Administration

5.1
Authority of the Committee; Qualifications. Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee, subject to the following:

(a)
The members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock;

(b)
Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and

(c)
Any Award intended to qualify for the “performance-based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section 162(m) and regulations pursuant thereto.

5.2
Powers. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to

C-5 − INGEVITY – 2017 Proxy Statement

adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Sections 5.4, 6.2 and 6.3 hereof, the Committee may, in its discretion:
(a)
select the eligible individuals to whom Awards may from time to time be granted;

(b)
determine whether and to what extent different forms of Awards are to be granted hereunder;

(c)
determine the number of shares of Common Stock to be covered by each Award granted hereunder or the amount of any cash-based award;

(d)
determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

(e)
subject to Section 16, modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

(f)
adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(g)
accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(h)
interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

(i)
establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(j)
decide all other matters that must be determined in connection with an Award; and

(k)
otherwise administer the Plan.

5.3
Final and Binding. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

5.4
Prohibition on Repricing of Awards. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 4.1, to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise price or otherwise be subject to any action that would be treated under the applicable listing standards or for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

5.5
Delegation of Authority. Subject to Delaware law, the Committee may delegate any of its authority to the Board, to any other committee of the Board or to an Authorized Officer to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act; provided that the requirements of Section 5.1 are met. Such delegation shall be made in writing specifically setting forth such delegated authority. As permitted by Delaware law, the Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan.

Section 6   Awards

6.1
Grants. Awards may be granted under the Plan to eligible individuals and, with respect to Adjusted Awards, in accordance with the terms of the Employee Matters Agreement.

6.2
Award Agreements. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in Sections 7-13 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.

INGEVITY – 2017 Proxy Statement − C-6

6.3
Vesting Limitations. Except as otherwise provided below, any Stock Award, Option or Stock Appreciation Right that

(a)
is not a Performance Award shall have a minimum Restriction Period of one year from the date of grant; or

(b)
is a Performance Award shall have a minimum performance period of one year from the date of grant;

provided, however, that (1) the Committee may provide for earlier vesting (x) to the extent provided for in an Employee’s employment agreement with the Company or any Subsidiary that was effective prior the Effective Date, (y) upon an Employee’s termination of employment by reason of death, Disability, retirement, involuntary termination without cause or voluntary termination for good reason, and (z) upon a Change in Control and (2) vesting of a Stock Award, Option or Stock Appreciation Right may occur incrementally over the Restriction Period or minimum performance period, as applicable.
6.4
Payment of Awards. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

6.5
Dividends and Dividend Equivalents. Rights to dividends will be extended to and made part of any Restricted Stock Award and Dividend Equivalents may, in the Committee’s discretion, be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends and/or Dividend Equivalents shall not be extended to any Options or SARs.

Section 7   Options

7.1
General. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date. The term of an Option shall not exceed 10 years from the Grant Date. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee and subject to the applicable requirements described in Section 6 hereof.

7.2
Option Exercise. The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may pay the exercise price by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee). The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section.

Section 8   Stock Appreciation Rights

An Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee; provided, however, that a SAR that may be settled all or in part in shares of Common Stock shall be subject to the applicable requirements described in Section 6 hereof.
C-7 − INGEVITY – 2017 Proxy Statement

Section 9   Restricted Stock Awards

An Award may be in the form of a Restricted Stock Award. The terms, conditions and limitations applicable to any Restricted Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee and subject to the applicable requirements described in Section 6 hereof.
Section 10   Restricted Stock Unit Awards

An Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period and the right to Dividend Equivalents, if any, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units; provided, however, that a Restricted Stock Unit Award that may be settled all or in part in shares of Common Stock shall be subject to the applicable requirements described in Section 6 hereof.
Section 11   Performance Unit Awards

An Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value of the number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The timing and the terms of settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units; provided, however, that a Performance Unit Award that may be settled all or in part in shares of Common Stock shall be subject to the applicable requirements described in Section 6 hereof.
Section 12   Other Stock Based Awards and Cash Awards

12.1
Other Stock Based Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation), unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the Plan.

12.2
Cash Awards. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

Section 13   Performance Awards

13.1
General. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee.

13.2
Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

13.3
Qualified Performance Awards.

(a)
Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of  (i) 90 days after the commencement of the period of service to which the Performance Goal relates; and (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. For the avoidance of doubt, an Option or a Stock Appreciation Right having an exercise price equal to the Fair Market Value of a share of Common Stock on the grant date shall constitute a Performance Award that constitutes qualified-performance-based compensation under Code Section 162(m) and meets the requirements of the immediately preceding sentence.

INGEVITY – 2017 Proxy Statement − C-8

(b)
A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies including by direct reference to peers, by reference to an index, or by a similar mechanism.

(c)
Performance Goals. A Performance Goal shall include one or more of the following:

(i)
contract awards;

(ii)
backlog;

(iii)
market share;

(iv)
revenue;

(v)
sales;

(vi)
days’ sales outstanding;

(vii)
overhead;

(viii)
other expense management;

(ix)
operating income;

(x)
operating income margin;

(xi)
earnings (including net earnings, earnings before taxes, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization);

(xii)
earnings margin;

(xiii)
earnings per share;

(xiv)
cash flow;

(xv)
working capital;

(xvi)
book value per share;

(xvii)
improvement in capital structure;

(xviii)
credit rating;

(xix)
return on stockholders’ equity;

(xx)
return on investment or return on invested capital;

(xxi)
cash flow return on investment;

(xxii)
return on assets;

(xxiii)
total stockholder return;

(xxiv)
economic profit;

(xxv)
stock price;

(xxvi)
total contract value;

(xxvii)
annual contract value; or

(xxviii)
client satisfaction.

Unless otherwise stated, a Performance Goal applicable to a Qualified Performance Award need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
C-9 − INGEVITY – 2017 Proxy Statement

(d)
Interpretation; Code Requirements. In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

13.4
Adjustment of Performance Awards. The Committee may provide in any such Performance Award in writing in advance that the results may be adjusted to include or exclude particular factors, including but not limited to any of the following events that occur during a Performance Period:

(a)
asset write-downs;

(b)
litigation or claim judgments or settlements;

(c)
the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

(d)
any reorganization and restructuring programs;

(e)
extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable Fiscal Year;

(f)
acquisitions or divestitures;

(g)
foreign exchange gains and losses; and

(h)
settlement of hedging activities.

Section 14   Change in Control

14.1
General. The provisions of this Section 14 shall, subject to Section 4.1, apply notwithstanding any other provision of this Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

14.2
Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement:

(a)
All then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and all Stock Awards (other than Awards described in Section 14.2(b)) shall vest in full, be free of restrictions, and be deemed to be earned in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 14.3 (any award meeting the requirements of Section 14.3, a “Replacement Award”) is provided to the Participant pursuant to Section 4.1 to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”). For any Stock Award that vests pursuant to this Section 14.2(a), (i) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the Change in Control and (ii) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, the Award shall be settled pursuant to the settlement terms applicable to such Award.

(b)
Any performance-based Stock Award shall be deemed to be earned in an amount equal to the product obtained by multiplying (i) the full value of such performance-based Award (with all applicable Performance Goals deemed achieved at the greater of  (A) the applicable target level and (B) the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)), and (ii) the Applicable Pro-Ration Factor. For any Stock Award that vests pursuant to this Section 14.2(b), (x) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the Change in Control, (y) if such Award constitutes “non-qualified deferred compensation” under Section 409A of the Code and the Change in Control is a 409A CIC, the Award shall be settled within five days following the Change in Control, and (z) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code and the Change in Control is not a 409A CIC, the Award shall be settled pursuant to the settlement terms applicable to such Award. For purposes of this

INGEVITY – 2017 Proxy Statement − C-10

Section 14.2(b), with respect to any Award covered by this Section 14.2(b), “Applicable Pro-Ration Factor” shall mean the quotient obtained by dividing the number of days that have elapsed during the applicable performance period through and including the date of the Change in Control by the total number of days covered by the full performance period.
(c)
Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, upon a Change in Control, the Company may settle any Awards that constitute “non-qualified deferred compensation” under Section 409A of the Code and that are not replaced by a Replacement Award, to the extent the settlement is effectuated in accordance with Treasury Reg. § 1.409A-3(j)(ix)).

14.3
Replacement Awards. An Award shall meet the conditions of this Section 14.3 (and hence qualify as a Replacement Award): (a) if it is of the same type as the Replaced Award; (b) if it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion consistent with 4.1; (c) if the underlying Replaced Award was an equity-based Award, it relates to publicly traded equity securities of the Company or the entity surviving the Company (or such surviving entity’s parent) following the Change in Control; (d) if it contains terms relating to vesting (including with respect to a termination of employment) that are substantially identical to those of the Replaced Award; and (e) if its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 14.3 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

14.4
Termination of Employment. Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon a Qualified Termination of Employment, (a) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full, and (b) any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Employment may thereafter be exercised until the earlier of  (i) the three-year anniversary of the Termination of Employment and (ii) the expiration of the stated full term of such Option or Stock Appreciation Right. For any Stock Award that vests pursuant to this Section 14.4, (x) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the termination of employment and (y) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, the Award shall be settled pursuant to the settlement terms applicable to such Award.

14.5
Definition of Change in Control. Except as otherwise may be provided in an applicable Award Agreement, for purposes of the Plan, a “Change in Control” shall mean any of the following events:

(a)
An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted itself was acquired directly from the Company, (B) any repurchase by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 14.5; or

(b)
A change in the composition of the Board such that the individuals who, as of the Effective Date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that, for purposes of this Section 11(e)(ii), any individual who becomes a member of the Board subsequent to the Effective Date of the Plan, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)
The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial

C-11 − INGEVITY – 2017 Proxy Statement

owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership derives from ownership of a 30% or more interest in the Outstanding Company Common Stock and/or Outstanding Company Voting Securities that existed prior to the Business Combination, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
(d)
The approval by stockholders of a complete liquidation or dissolution of the Company.

Section 15   Taxes

The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
Section 16   Term, Amendment and Termination

(a)
Effectiveness. The Plan shall be effective as of May 16, 2016 (the “Effective Date”).

(b)
Termination. The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

(c)
Amendment of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law (including without limitation Section 409A of the Code), stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

(d)
Amendment of Awards. Subject to Section 5.4, the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant’s consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

Section 17   Assignability

Unless otherwise determined by the Committee and expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 17 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
INGEVITY – 2017 Proxy Statement − C-12

Section 18   Restrictions

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
Section 19   Unfunded Plan

This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
Section 20   Code Section 409A

20.1
Awards. Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award; provided that this Section 20.1 shall not require the Company to incur any costs other than administrative costs.

20.2
Settlement Period. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

20.3
Specified Employees. If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of  (i) the first business day following the expiration of six months from the Participant’s separation from service, (ii) the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Code Section 409A.

Section 21   Awards to Non-U.S. Employees

Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.
C-13 − INGEVITY – 2017 Proxy Statement

Section 22   Governing Law

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.
Section 23   Right to Continued Service or Employment

Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.
Section 24   Usage

Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neutral genders.
Section 25   Employee Matters Agreement

Notwithstanding anything in this Plan to the contrary, to the extent that the terms of this Plan are inconsistent with the terms of an Adjusted Award, the terms of the Adjusted Award shall be governed by the Employee Matters Agreement, the applicable Parent Long-Term Incentive Plan and the award agreement granted thereunder.
Section 26   Headings

The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
INGEVITY – 2017 Proxy Statement − C-14

ingevity
Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/ngvt
Use the Internet to vote your proxy until 11:59 p.m. (CT) on April 26, 2017.
Scan code below for mobile voting.

PHONE – **1-866-883-3382**
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on April 26, 2017.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR Both Director Nominees in Proposal 1, FOR Proposals 2, 3, 4 and 6, and for ONE YEAR on Proposal 5.

1. Election of directors:

	For	Against	Abstain		For	Against	Abstain
01 Richard B. Kelson	☐	☐	☐	02 D. Michael Wilson	☐	☐	☐

2. Adopt the 2017 Ingevity Corporation Employee Stock Purchase Plan. ☐ For ☐ Against ☐ Abstain

5. Selection, on an advisory (non-binding) basis, of the frequency of future Say-on-Pay votes ("Say-on-Frequency"). ☐ 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain

7. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ____________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.